Exhibit 10.34

SUBLEASE AGREEMENT

This SUBLEASE AGREEMENT (the “Sublease”) is made as of   10th   day of June, 2015, by and between Boston Scientific Corporation, a Delaware corporation, having an office at 1 Boston Scientific Place, Natick, MA 01760 (the “Sublessor”), and Glaukos Corporation, having a principal office at 229 Avenida Fabricante, San Clemente, CA (the “Sublessee”).

W I T N E S S E T H

WHEREAS, by that certain Lease dated as of March 13, 2006, by and between 229 Fabricante, LLC, successor through assignment from San Clemente Business Park LLC (“Lessor”), and Boston Scientific Corporation a successor in interest to Cameron Health, Inc. (“Sublessor”), as Lessee, as amended by that Amendment to Lease dated January 26, 2007 (as amended and affected, the “Underlying Lease”), a copy of which is annexed hereto, made a part hereof and marked Exhibit A, Lessor did lease to Sublessor the space designated at 229 Avenida Fabricante, San Clemente, CA (the “Building”) as more particularly described in the Underlying Lease (the “Premises”);

WHEREAS, all terms used herein without definition shall have the same meaning as set forth in the Underlying Lease; and

WHEREAS, Sublessor desires to sublease the entire Premises to Sublessee, and the Sublessee is willing to sublet the Premises from Sublessor on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, it is hereby agreed by and between the parties hereto as follows:

1.  PREMISES.

1.1.  Sublease.  Sublessor hereby subleases unto Sublessee, and Sublessee hereby takes and hires from Sublessor, the Premises containing approximately 37,728 rentable square feet subject to the terms, conditions and provisions hereof, together with any rights appurtenant to said Premises granted to Sublessor in the Underlying Lease.  Sublessee shall have all the rights, privileges and benefits of the “Lessee” of such Underlying Lease pertaining to the Premises except as herein specifically limited or denied, and the same are hereby granted and conveyed to Sublessee from Sublessor for the full Term hereof.

1.2.  Condition of Premises.  Subject to the provisions of Section 10.7 of this Sublease, Sublessee accepts the Premises in “as-is” condition.  Sublessee acknowledges and agrees that Sublessor has no obligation and has made no promises to alter, remodel, improve, renovate, repair or decorate the Premises, or any part thereof, or to provide any allowance for such purposes, and that no representations respecting the condition of the Premises have been made by Sublessor to Sublessee. Notwithstanding the above, Sublessor shall provide Sublessee with a rent credit of $5,233.00, which may be offset against the Rent otherwise due for October, 2015, to compensate Sublessee in full for the cost to repair, slurry coat and restripe the parking lot area of the Premises.

2.  TERM.

2.1 Term The term of this Sublease shall commence on September 1, 2015 (the “Sublease Commencement Date”) and end on November 30, 2016.  If Sublessee enters into a direct lease agreement with the Lessor that is effective as of January 1, 2017 (a “Direct Lease”), then the term of this Sublease shall automatically be extended through December 31, 2016, provided that the Sublessee provides documentation between the Sublessee and Lessor (the “Term”), unless said Term may be sooner terminated as set forth herein. Sublessee shall have the right to occupy the premises beginning on the Sublease Commencement Date.

2.2 Early Access   Sublessee shall have the right to access the Premises on the date on which the following conditions are met:  this Sublease is executed by Sublessor, Sublessee and Lessor and Sublessee has provided to Sublessor the insurance required by the Underlying Lease and the security deposit/first month’s Base Rent.  Said early access shall be at no cost to the Sublessee and shall be for the purpose of installing Sublessee’s approved improvements, furniture, fixtures, equipment, cabling and validation of Sublessee’s business operations.  Sublessee shall be responsible only for utility expenses incurred in connection with Sublessee’s access to the Premises during the early access period.

3.  BASE RENT AND ADDITIONAL RENT.

Sublessee covenants and agrees to pay rent to Sublessor, at such place or places as Sublessor may by notice in writing to Sublessee from time to time direct, at the following rates and times:

3.1.  Rent.  Sublessee shall pay to Sublessor fixed rent for the Premises (“Base Rent”), in advance, on the first day of each and every calendar month during the Term hereof and pro-rated for the fraction of any month, without offset, deduction, notice or demand, in the following amounts

Period	SF	Monthly Rent
Months One — Six	25,000	$ 23,250.00 ($.93/SF/Month)
Months Seven - Twelve	30,000	$ 27,900.00 ($.93/SF/Month)
Months Thirteen Thru the end of the Sublease Term	37,728	$ 35,087.04 ($.93/SF/Month)

The term “Lease Year” shall mean the period running from the Sublease Commencement Date to the end of the month during which the first anniversary of the Sublease Commencement Date occurs, and thereafter, a Lease Year shall mean each successive year-long period commencing on the first day of the month after the end of the previous Lease Year.

2

3.2.  Additional Rent.  Following the Sublease Commencement Date, in addition to the monthly Base Rent payable under this Sublease, Sublessee shall also be responsible for paying to Sublessor, on a monthly basis, all other amounts payable by Sublessor to Lessor or to any third parties pursuant to the terms of the Underlying Lease only in connection with the occupancy of the Premises beginning on the Commencement Date (collectively, “Additional Rent”), including, without limitation, all costs and expenses attributable to the operation and maintenance of the Premises, such as utilities (including, without limitation, all costs and expenses incurred in connection with Sublessee’s telephone, fax, internet, security system and other information technology), real estate taxes, insurance, and all other operating expenses referenced in the Underlying Lease (collectively, the “Operating Expenses”), other than late fees or other penalties payable by Sublessor to Lessor or a third party.

3.3.  Address for Payment.  All Base Rent and Additional Rent shall be paid to Sublessor at the address set forth in the Notice section or such other address as Sublessor may designate in writing.

3.4.  Security Deposit.  Sublessee shall deposit with Sublessor a security deposit in the amount of $35,087.04 (the “Security Deposit”), equal to the last month’s rent, which sum Sublessor shall retain as security for the performance by Sublessee of each of its obligations hereunder.  If at any time Sublessee fails to perform any of its obligations under this Sublease, including the payment of Rent or other payment obligations, and such failure continues past the applicable notice and cure periods, Sublessor may, at its option, apply the Security Deposit (or any portion thereof) to cure Sublessee’s default or to pay for damages caused by Sublessee’s default.  If this Sublease has been terminated, then Sublessor may apply the Security Deposit (or any portion thereof) against the damages incurred as a consequence of Sublessee’s uncured breach of this Sublease.  The application of the Security Deposit shall not limit Sublessor’s remedies for default under the terms of this Sublease.  Unless Sublessor uses the Security Deposit to cure a default of Sublessee, to pay damages for Sublessee’s breach of the Sublease, then Sublessor shall, within thirty (30) days after the termination of this Sublease, refund to Sublessee any funds remaining in the Security Deposit.

4.  USE.

Sublessee shall have the right to use the Premises for the uses permitted in Sections 6 and Addendum Paragraph 59 of the Underlying Lease and Addendum, and for no other purpose.

5.  INTENTIONALLY DELETED.

6.  ASSIGNMENT AND SUBLEASING.

Sublessee shall not have the right to assign Sublessee’s interest in the Sublease or sublease the Premises in whole or in part during the Term, by operation of law or otherwise, without the prior written consent of Lessor and Sublessor.  Said prior written consent shall not be unreasonably withheld, conditioned or delayed by Sublessor and shall be pursuant to the terms of the Underlying Lease by Lessor.

3

7.  SUBORDINATION OF SUBLEASE.

7.1 Subordination of Sublease.  It is understood that Sublessor is not the fee owner of the Premises, but has acquired its interest therein solely through the Underlying Lease.  This Sublease is subject to the provisions of the Underlying Lease and subordinate thereto.  In the event that the Underlying Lease shall be cancelled or terminated by Lessor, the Term of this Sublease shall automatically terminate as of the date of such cancellation or termination of the Underlying Lease by Lessor, and Sublessor shall not be liable in any way or to any extent to Sublessee for such termination or cancellation or for any damages or losses incurred or claimed to be incurred by Sublessee as a result thereof unless such cancellation or termination arises out of or in connection with Sublessor’s breach of the Underlying Lease or this Sublease.

7.2 Attornment.  Notwithstanding anything to the contrary contained herein, in the event of a termination of the Underlying Lease, and re-entry and dispossession of Sublessor by Lessor, Lessor may, at its option, take over all right, title and interest of Sublessor under this Sublease and Sublessee shall, at Lessor’s option, attorn to Lessor, pursuant to the terms of this Sublease, except that Lessor shall not:

(a)                                 be liable for any previous act or omission of Sublessor under this Sublease; provided, however, that Lessor shall be liable for any act or omission which continues after a termination of the Underlying Lease;

(b)                                 be subject to any offset, not expressly provided in this Sublease, which theretofore accrued to Sublessee against Sublessor;

(c)                                  be bound by any modification of this Sublease made subsequent to the date hereof or by any previous prepayment of more than one month’s rent unless previously approved by Lessor;

(d)                                 be bound by any covenant to undertake or complete any construction of the Subleased Premises or any portion thereof demised by this Sublease; or(e) be bound by any obligation to make any payment to or on behalf of Sublessee

Except to the extent that Sublessee is in default of the terms of this Sublease beyond any applicable notice and cure periods, Sublessor shall not voluntarily cancel or terminate this Sublease without Sublessee’s consent which may be withheld in Sublessee’s sole discretion.

8.  INCORPORATION OF UNDERLYING LEASE.

8.1.  Sublease Subject to Underlying Lease.  Except as otherwise herein provided, this Sublease is subject to all of the terms, covenants and conditions of the Underlying Lease and said terms, covenants and conditions are incorporated herein by reference and made a part of this Sublease as if fully set forth herein except as otherwise stated in Section 8.2 below and except that the following provisions of the Underlying Lease shall not apply to this Sublease: 1.5, 1.6, 5, 15, 51, 52, 53, 54, 55, 56, and 58, and the Work letter Agreement and associated exhibits to the Work letter Agreement.

4

The words “Lessor” and “Lessee” as utilized in the provisions of the Underlying Lease incorporated herein shall be deemed for the purposes of this Sublease to refer to the Sublessor and Sublessee respectively, it being understood and agreed that, subject to the provisions of Section 8.3 below, Sublessor will not be acting as, or assuming any of the responsibilities of Lessor, and all references in the Underlying Lease to Lessor-provided services or Lessor insurance requirements, and any other references which by their nature relate to the owner or operator of the building, rather than to a Lessee of the building subleasing space to a Sublessee, shall continue to be references to the Lessor and not to Sublessor.  The words, “this Lease” as utilized in the provisions of the Underlying Lease incorporated herein, shall be deemed for the purposes of this Sublease to refer to this Sublease.  In all provisions of the Underlying Lease requiring the approval or consent of the “Lessor,” Sublessee shall be required to obtain the approval or consent of Sublessor (which may be conditioned on Sublessor’s ability to obtain the approval or consent of Lessor pursuant to the Underlying Lease) and Sublessor shall not unreasonably withhold, delay, or condition any such approval or consent unless the Lessor is entitled to so withhold, delay or condition such consent under the terms of the Underlying Lease.

8.2.  Conflict with Underlying Lease.  If any of the provisions of this Sublease are at variance or in conflict with the provisions of the Underlying Lease due to an express deletion, modification or alteration of such provisions herein, the provisions of this Sublease shall govern and control, as between Sublessor and Sublessee only, and Lessor shall not be bound thereby.

8.3.  Sublessor’s Obligations.  Notwithstanding anything to the contrary in this Sublease or the Underlying Lease, Sublessor shall have no obligation to perform any of the terms, covenants and conditions contained in the Underlying Lease to be performed by Lessor.  Without limiting the foregoing, Sublessor shall have no obligation to provide any or all of the services, utilities, work, alterations, repairs or maintenance to be provided by Lessor under the Underlying Lease, and Sublessor shall in no way be liable to Sublessee for any failure of Lessor to provide such services, utilities, work, alterations, repairs or maintenance.  Notwithstanding the foregoing, Sublessor shall use reasonable efforts to promptly enforce, at Sublessee’s sole cost and expense, all of its rights under the Underlying Lease upon notice from Sublessee of Lessor’s failure to perform its obligations under the Underlying Lease.

8.4  Sublessee’s Obligations.  Sublessee hereby agrees to perform all of the obligations applicable to the Subleased Premises imposed on Sublessor as Lessee under the Underlying Lease except for the payment of rent and other charges to Lessor, subject to Article 3 and except as expressly provided for herein.

8.5.  Violation of Underlying Lease.  Sublessee covenants that it will not commit, or, to the extent reasonably within its control, suffer to be committed, any act or act of omission in violation of the terms and provisions of the Underlying Lease so as to render Sublessor in default in any of the terms, covenants and conditions of the Underlying Lease. Sublessor covenants that it will not commit, or, to the extent reasonably within its control, suffer to be committed, any act or act of omission in violation of the terms and provisions of the Underlying Lease so as to cause a termination of the Underlying Lease.

8.6.  Default by Lessor.  In the event that Sublessee provides Sublessor with written notice of any default by Lessor of the Underlying Lease under the terms thereof, Sublessor shall use commercially reasonable efforts to compel Lessor to cure any such default pursuant to the terms of the Underlying Lease.

5

9.  DEFAULT.

9.1.  Default Under Sublease. The occurrence of any of the following shall constitute an “Event of Default”: (a) failure by Sublessee to pay Base Rent, Additional Rent or any other amounts payable under this Sublease, within three (3) business days after Sublessse’s receipt of written notice that such amount was not paid when due; and (b) failure by Sublessee to observe or perform any other provision of this Sublease to be observed or performed by Sublessee within the time set forth in Paragraph 13.1 of the Underlying Lease.  At any time after the occurrence of an Event of Default, Sublessor shall have the right to terminate this Sublease by providing written notice to Sublessee and the effective date of such termination shall be three (3) business days after Sublessee’s receipt of such notice and Sublessee fails to cure said default.

9.2.  Underlying Lease Controls.  Except in the event of a default, as provided in Article 13 of the Underlying Lease (i) whenever a time period is specified in the Underlying Lease within which the Sublessor, as Lessee therein, must give notice or make a demand following an event, or within which Sublessor must respond to any notice, request or demand previously given or made by the Lessor, or comply with any obligation thereunder on such Sublessor’s part, such time period is hereby changed (for purposes of this Sublease only) by subtracting two (2) business days therefrom, and (ii) whenever a time period is specified in the Underlying Lease within which the Lessor must give notice or make a demand following an event or within which the Lessor must respond to any notice, request or demand previously given or made by the Sublessor thereunder, or comply with any obligation thereunder on Lessor’s part, such time period is hereby changed (for purposes of this Sublease only) by adding two (2) business days thereto.  It is the intent of this Section to provide Sublessor with time within which to transmit to the Lessor any notices or demands received by Sublessor from Sublessee, and to transmit to Sublessee any notices or demands received by Sublessor from the Lessor.

9.3.  Remedies.  Sublessor shall have, in addition and not in limitation of any other remedy permitted by law or by this Sublease, all the rights and remedies of Lessor under Article 13 of the Underlying Lease in the event of a default by Sublessee hereunder.

10.  GENERAL PROVISIONS.

10.1.  Insurance.  Any insurance required to be carried by Sublessee pursuant to the provisions of the Underlying Lease (including, but not limited to, Article 8 of the Underlying Lease) as incorporated herein shall name the Lessor as well as Sublessor, as additional insured parties.

Except to the extent that the following is prohibited by the terms of any insurance policy carried by either party with respect to the Premises or occurrences thereon, each party hereby waives any rights of recovery against the other for loss or injury against which such party is protected by insurance to the extent of the coverage provided by such insurance.

6

10.2.  Holding Over.  If Sublessee occupies (or claims the right to occupy) the Premises or any portion of the Premises after the expiration or earlier termination of this Sublease without having entered into a new sublease of the Premises with Sublessor, Sublessee shall be a Lessee-at-sufferance only, shall be subject to all of the terms and provisions of this Sublease, and shall pay, as use and occupation each month, an amount equal to one hundred fifty percent (150%) of the monthly Rent and Additional Rent payments in effect for the last full calendar month preceding the date of expiration or earlier termination of this Sublease.  Such a holding over, even if with the consent of Sublessor, shall not constitute a tenancy at will or an extension or renewal of this Sublease, and shall not diminish or affect Sublessor’s right to recover possession of the Premises by self help, re-entry by summary proceedings or otherwise, the provisions of this Sublease, judicial process or otherwise.  Sublessee shall save Sublessor harmless and will exonerate, defend, indemnify and hold harmless Sublessor from and against any and all damages and expenses that Sublessor suffers on account of Sublessee’s holding over in the Premises after the expiration or sooner termination of the term of this Sublease.

10.3.  Alterations.  Except as set forth below, Sublessee shall make no decorations, alterations, additions or improvements to the Premises without the consent of both the Lessor and Sublessor, which consent Sublessor shall not unreasonably withhold, condition, or delay, but which Lessor may withhold in its sole discretion.  Any and all alterations, improvements or additions by Sublessee shall be made in compliance with all applicable statutes, laws, and ordinances and shall become the property of Lessor, except to the extent such alterations or improvements constitute trade fixtures of Sublessee.  Sublessee shall indemnify and hold harmless the Lessor and Sublessor from and against all losses, damages, expenses (including reasonable attorneys’ fees) and all statutory liens or claims or liens of any contractor, subcontractor, materialman, laborer or any other party which may arise in connection with any alteration, addition, additional improvement or building to the Premises made by Sublessee or Sublessee’s contractors.  In the event Sublessee shall make any improvements or alterations in the Premises and Lessor shall require the removal thereof pursuant to the terms of the Underlying Lease, then Sublessee shall remove the same and repair all damage caused thereby prior to the expiration of the term of this Sublease.  To the extent that Lessor and Sublessee enter into a Direct Lease for the Premises, the term of which shall commence upon the expiration of this Sublease, then Lessor agrees that, notwithstanding the terms of the Underlying Lease, it will not require the removal of any such improvements or alterations, or any improvements or alterations which were previously installed prior to execution of the Sublease.  Notwithstanding the foregoing to the contrary, Sublessor and Lessor hereby approve the proposed alterations to the Premises set forth on Schedule 10.3 attached hereto.

10.4.  Furniture, Fixtures and Equipment.  Sublessee shall have the right to use the existing furniture, lab equipment, process piping, DI water system, air compressors, clean rooms, electrical distribution and phone data cabling, and security system located throughout the Premises during the sublease term at no cost to Sublessee during the Term of the Sublease.  In addition to the foregoing, Sublessor shall transfer and convey all the Equipment, Furniture, phones and security system located in the Premises as of the date hereof (collectively, the “FF&E”), to Sublessee for the price of One Dollar ($1) pursuant to a Bill of Sale for such FF&E in the form attached hereto as Exhibit B.  Without limitation of the foregoing, the FF&E shall include the items listed on Schedule 10.4 attached hereto.  Sublessor represents and warrants to Sublessee that it is the sole owner of the FF&E and that no other person or entity has any ownership or lien rights with respect to the FF&E. Except as provided in the foregoing sentence, the FF&E is being delivered to Sublessee in its then “AS-IS”, “where-is” condition and with all faults, without warranty or representation of any kind whatsoever.  Sublessee represents that it has examined (or waived examination of) the FF&E.  Sublessor has not made and does not make any representations or warranties as to the physical condition of the FF&E.

7

10.5 Restoration.  Lessor hereby agrees that, notwithstanding anything to the contrary contained in the Underlying Lease, neither Sublessor nor Sublessee shall be required to remove any alterations or improvements made to the Premises prior to the Term of this Sublease, or items outlined in Schedule 10.3 attached.  At the expiration of the Term of this Sublease, the term of the Direct Lease shall commence and therefore, Sublessee shall not be responsible for repairing damage to the Premises at such time.  Sublessor shall not be responsible for any restoration at the Premises at the expiration of the Sublease Term or the Direct Lease or at any other time, unless Sublessee defaults during the Sublease Term.

10.6.  Signage.  Sublessor shall assign any building sign rights to Sublessee.  Sublessee shall have the right to building top signage, pursuant to Lessor approval and in compliance with the City of San Clemente sign program.  Said signage installation, maintenance and removal shall be at Sublessee’s sole cost and expense. All costs and expenses associated with removing existing signage, installing new signage or removing signage at the end of the Term shall be paid by the Sublessee.  Sublessor hereby represents that it has removed all of its signage from the Premises.

10.7 Sublessor Warranty — Sublessor hereby warrants that, as of the Sublease Commencement Date, the systems serving the Premises, together with the roll up doors and all other elements and components of the Premises, other than the FF&E and the security system, shall be in good working order and condition, and shall remain in good working order and condition through the first thirty (30) days of the Term of the Sublease.  If, during the first thirty (30) days of the Term of the Sublease, any such equipment requires repair or maintenance, then Sublessor agrees to make such necessary repairs and maintenance to place such equipment back in good working order and condition.

10.8 Parking Sublessee shall have the right, to use all of the parking spaces at the Premises no cost for the term of the sublease. If Sublessee requires parking beyond what is offered at the Premises, Sublessee shall contract directly with Lessor.

11.  NOTICES.

All notices to be given hereunder shall be deemed to be properly given as of the date of receipt of delivery (which shall be deemed one (1) day after the date mailed if sent by overnight courier) or refusal of delivery if in writing and sent by certified mail, overnight carrier or messenger (personal delivery) addressed as follows:

If to Sublessor:

Boston Scientific Corporation

300 Boston Scientific Way

Marlborough, MA 01752

Attn: Global Real Estate

8

with a copy to:

Nutter, McClennen & Fish, LLP

Seaport West

155 Seaport Boulevard

Boston, MA 02210-2604

Attn: Timothy M. Smith, Esq.

Tel: (617) 439-2787

Fax: (617) 310-9787

If to Sublessee:

Glaukos Corporation

26051 Merit Circle, Suite 103

Laguna Hills, CA 92653

Attn: Dave Haffner-VP Product Development & Operations

Tel:  (949) 367-9600

Fax: (949) 367-9984

or at such other address as either party from time to time may specify in writing to the other.  It is further agreed that each party hereto will promptly furnish to the other party a copy of any notice it may receive from any third person which may affect the rights of any party hereunder.

12.  LESSOR’S CONSENT; DIRECT LEASE.

12.1  Lessor Consent.  This Sublease is conditioned upon Sublessor and Sublessee obtaining the written consent of the Lessor to this Sublease and the consent of any mortgagee of Lessor that may be required.  Sublessor shall pay any and all fees charged by Lessor in connection with its consent to this Sublease, including but not limited to attorneys’ fees; provided, however, that Lessor hereby agrees that, in no event shall Sublessor be required to pay to Lessor an amount in excess of $3,000 for such consent, as more particularly set forth in the Underlying Lease.  Within three (3) business days after Sublessee’s receipt of an executed Lessor Consent in form satisfactory to Sublessee, Sublessee shall deliver the Security Deposit, together with the first months’ rent, to Sublessor.

12.2  Direct Lease.  Sublessee’s obligations under this Sublease shall be contingent upon Lessor and Sublessee entering into a direct Lease for the Premises, with a term commencing on January 1, 2017, on terms acceptable to Sublessee the “Direct Lease”).

13.  LIMITATION ON RIGHT OF RECOVERY.

13.1.  Sublessor’s Liability.  Notwithstanding anything to the contrary contained herein, there shall be absolutely no personal liability on Sublessor’s officers, directors, partners, agents, employees, affiliates or any heir, administrator, executor, successor, legal representative or assign of any of them with respect to any of the terms, covenants, conditions and provisions of

9

this Sublease in the event of a default by Sublessor hereunder or in the event of any other claim in connection with the Premises.  Such exculpation is absolute and without any exception whatsoever and all such liability of any kind hereunder is expressly waived by Sublessee and every person now or hereafter claiming any right hereunder or by, through or under Sublessee.

13.2.  Sublessee’s Liability.  Notwithstanding anything to the contrary contained herein, there shall be absolutely no personal liability on Sublessee’s officers, directors, partners, agents, employees, affiliates or any heir, administrator, executor, successor, legal representative or assign of any of them with respect to any of the terms, covenants, conditions and provisions of this Sublease in the event of a default by Sublessee hereunder or in the event of any other claim in connection with the Premises.  Such exculpation is absolute and without any exception whatsoever and all such liability of any kind hereunder is expressly waived by Sublessor and every person now or hereafter claiming any right hereunder or by, through or under Sublessor.

14.  BROKERS.

Each party represents and warrants to the other that it has not dealt with any real estate broker, sales person or finder, in connection with this Sublease other than CresaPartners-West, Inc. (“Cresa”) and CBRE (“CBRE”).  Any brokerage commission due shall be paid by Sublessor.  Both parties agree to hold the other harmless from all losses, damages, claims and expenses (including reasonably attorney’s fees) arising out of any claims for commission or finders fees or otherwise asserted by any person or firm either party has employed as its broker in connection with this Sublease.

Sublessor shall pay a brokerage fee to CBRE, as Sublessee’s representative, equal to four percent (4%) of the total sublease consideration. Said brokerage fee shall be due and payable upon complete Sublease execution by Sublessee, Sublessor and Lessor.

15.  MERGERS, DISCLAIMERS.

All understandings and agreements heretofore had between the parties hereto are merged in this Sublease, which alone fully and completely express this Sublease.  Sublessee has not relied upon or been induced by any statements or representations, other than those expressly set forth in this Sublease, of any person in respect of the title to or the physical condition of the Premises, or any other matter affecting the Premises or this transaction which might be pertinent in considering the execution of this Sublease.  Sublessee expressly acknowledges that no such representation not embodied herein have been made.

16.  ENTIRE AGREEMENT AND BENEFIT.

This agreement contains the entire understanding between parties.  No waiver, change, modification or discharge of any of the provisions of this Sublease shall be valid unless effected by an agreement in writing signed by both parties hereto.  The waiver of any of the provisions of this Sublease shall not be deemed to be a waiver of any subsequent breach or default of the provisions hereof.  This Sublease shall be binding upon and inure to the benefit of Sublessor and Sublessee and their respective successors and assigns.

10

17.  SEVERABILITY.

The illegality or invalidity of any provision of this Sublease, by reason of any rule of law or public policy, shall not affect this Sublease or any other provision hereof, but this Sublease shall, nevertheless, remain in full force and effect and shall be construed in all respects as if such invalid provision were omitted.

18.  CONSTRUCTION.

This Sublease and the performance thereof shall be construed, regulated and governed by the laws of the State of California.  The section headings have been inserted for convenience only and shall not enter in the interpretation or construction of this Sublease.

19.  ATTORNEYS’ FEES

The prevailing party in any action or proceeding brought by either party against the other under this Sublease shall be entitled to recover such court costs, costs and fees of the attorneys, paralegals, experts and consultants in such action or proceeding (whether at the administrative, trial or appellate levels) in such amount as the court may adjudge reasonable.

[Remainder of page intentionally left blank]

11

IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the date first above written.

SUBLESSOR:

Boston Scientific Corporation

By:	/s/ Paul Donhauser
Name:	Paul Donhauser
Title:	Director, Global Real Estate, Facilities,
Operations and Environmental Health & Safety

SUBLESSEE:

Glaukos Corporation

By:	/s/ Thomas W. Burns
Name:	Thomas W. Burns
Title:	CEO

CONSENT OF LESSOR (with respect to Sections 7.2, 10.3, 10.5 and 12.1 only)

229 Fabricante, LLC

By:	/s/ Jafar Yassai
Name:	Jafar Yassai
Title:

By:	/s/ Nasser Mehdizadeh
Nasser Mehdizadeh

Exhibit A

Underlying Lease

AIR COMMERCIAL REAL ESTATE ASSOCIATION

STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE -- NET

(DO NOT USE THIS FORM FOR MULTI-TENANT BUILDINGS)

1.         Basic Provisions (“Basic Provisions”).

1.1     Parties: This Lease (“Lease”), dated for reference purposes only March 13, 2006, is made by and between San Clemente Business Park LLC, a California Limited Liability Company (“Lessor”) and Cameron Health, Inc. a Delaware Corporation (“Lessee”), (collectively the “Parties,” or individually a “Party”).

1.2     Premises:  That certain real property, including all improvements therein or to be provided by Lessor under the terms of this Lease, and commonly known as 229 Avenida Fabricante, San Clemente, located in the County of Orange, State of California, and generally described as (describe briefly the nature of the property and, if applicable, the “Project”, if the property is located within a Project) an approximately 37,728 square foot free standing building as more specifically described on Exhibit “A” attached (“Premises”). (See also Paragraph 2)

1.3     Term: Ten (10) years and Zero (0) months (“Original Term”) commencing December 1, 2006 (“Commencement Date”) and ending ten (10) years thereafter (“Expiration Date”).  (See also Paragraph 3)

1.4     Early Possession: Tenant shall have thirty (30) calendar days prior to the commencement of the lease for the purpose of installing furniture, fixtures, trade fixtures, personal property, telecommunications, cabling and equipment which are exclusive of any Tenant Improvements. Such early occupancy shall be subject to the terms and condition of the Lease, except the obligation to pay Rent or the other costs and expenses hereunder (“Early Possession Date”).  (See also Paragraphs 3.2 and 3.3)

1.5     Base Rent:  $52,441.92 per month (“Base Rent”), payable on the first day of each month commencing December 1, 2006. (See also Paragraph 4)

☑ If this box is checked, there are provisions in this Lease for the Base Rent to be adjusted. See Paragraph 51

1.6     Base Rent and Other Monies Paid Upon Execution:

(a)       Base Rent: $52,441.92 for the period first month of the term.

(b)       Security Deposit: $157,325.76 (“Security Deposit”).  (See also Paragraph 5)

(c)       Association Fees: $840.47 for the period December 1-31, 2006

(d)       Other:  n/a.

(e)       Total Due Upon Execution of this Lease: $210,608.15.

1.7     Agreed Use: See Addendum, Paragraph 59. (See also Paragraph 6)

1.8     Insuring Party:  Lessor is the “Insuring Party” unless otherwise stated herein.  (See also Paragraph 8)

1.9     Real Estate Brokers: (See also Paragraph 15 and 25)

(a) Representation: The following real estate brokers (the “Brokers”) and brokerage relationships exist in this transaction (check applicable boxes):

☑ CB Richard Ellis represents Lessor exclusively (“Lessor’s Broker”);

☑ Cresa Partners represents Lessee exclusively (“Lessee’s Broker”); or

☐                         represents both Lessor and Lessee (“Dual Agency”).

(b) Payment to Brokers: Upon execution and delivery of this Lease by both Parties, Lessor shall pay to the Brokers the brokerage fee agreed to in a separate written agreement ~~(or if there is no such agreement, the sum of         or        % of the total Bas~~ Rent) for the brokerage services rendered by the Brokers.

1.10     Guarantor. The obligations of the Lessee under this Lease are to be guaranteed by n/a (“Guarantor”).  (See also Paragraph 37)

1.11    Attachments.  Attached hereto are the following, all of which constitute a part of this Lease:

☑ an Addendum consisting of Paragraphs  51 through 68;

☑ a plot plan depicting the Premises “Exhibit A”;

☑ a current set of the ~~Rules and Regulations~~; Covenants, Conditions & Restrictions, “Exhibit C”

☑ a Work Letter;

☑ other (specify): Lessee’s financials “Exhibit B”

PAGE 1 OF 17
/s/N.M.		/s/J.W.
INITIALS		INITIALS

©2001 - AIR COMMERCIAL REAL ESTATE ASSOCIATION	FORM STN-7-4/01E

2.             Premises.

2.1          Letting.  Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease.  Unless otherwise provided herein, any statement of size set forth in this Lease, or that may have been used in calculating Rent, is an approximation which the Parties agree is reasonable and any payments based thereon are not subject to revision whether or not the actual size is more or less. Note: Lessee is advised to verify the actual size prior to executing this Lease.  the marketing of the Premises for purposes of comparison, the Base Rent stated herein is NOT tied to square footage and is not subject to adjustment should the actual size be determined to be different.  Note: Lessee is advised to verify the actual size prior to executing this Lease.

2.2           ~~Condition.  Lessor shall deliver the Premises to Lessee broom clean and free of debris on the Commencement Date or the Early Possession Date, whichever first occurs (“Start Date”), and, so long as the required service contracts described in Paragraph 7.1(b) below are obtained by Lessee and in effect within thirty days following the Start Date, warrants that the existing electrical, plumbing, fire sprinkler, lighting, heating, ventilating and air conditioning systems (“HVAC”), loading doors, sump pumps, if any, and all other such elements in the Premises, other than those constructed by Lessee, shall be in good operating condition on said date, that the structural elements of the roof, bearing walls and foundation of any buildings on the Premises (the “Building”) shall be free of material defects. If a non-compliance with said warranty exists as of the Start Date, or if one of such systems or elements should malfunction or fail within the appropriate warranty period, Lessor shall, as Lessor’s sole obligation with respect to such matter, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, malfunction or failure, rectify same at Lessor’s expense.   The warranty periods shall be as follows: (i) 6 months as to the HVAC systems, and (ii) 30 days as to the remaining systems and other elements of the Building.  If Lessee does not give Lessor the required notice within the appropriate warranty period, correction of any such non-compliance, malfunction or failure shall be the obligation of Lessee at Lessee’s sole cost and expense.~~

2.3          See Addendum 60.  ~~Compliance.  Lessor warrants that to the best of its knowledge the improvements on the Premises comply with the building codes, applicable laws, covenants or restrictions of record, regulations, and ordinances (“Applicable Requirements”) that were in effect at the time that each improvement, or portion thereof, was constructed.  Said warranty does not apply to the use to which Lessee will put the Premises, modifications which may be required by the Americans with Disabilities Act or any similar laws as a result of Lessee’s use (see Paragraph 50), or to any Alterations or Utility Installations (as defined in Paragraph 7.3(a)) made or to be made by Lessee. (NOTE: Lessee is responsible for determining whether or not the Applicable Requirements, and especially the zoning, are appropriate for Lessee’s intended use, and acknowledges that past uses of the Premises may no longer be allowed.)  If the Premises do not comply with said warranty, Lessor shall, except as otherwise provided, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify the same at Lessor’s expense.  If Lessee does not give Lessor written notice of a non-compliance with this warranty within 6 months following the Start Date, correction of that non-compliance shall be the obligation of Lessee at Lessee’s sole cost and expense.~~  If the Applicable Requirements are hereafter changed so as to require during the term of this Lease the construction of an addition to or an alteration of the Premises and/or Building, the remediation of any Hazardous Substance, or the reinforcement or other physical modification of the Unit, Premises and/or Building (“Capital Expenditure”), Lessor and Lessee shall allocate the cost of such work as follows:

(a) Subject to Paragraph 2.3(c) below, if such Capital Expenditures are required as a result of the specific and unique use of the Premises by Lessee as compared with uses by tenants in general, Lessee shall be fully responsible for the cost thereof, provided, however that if such Capital Expenditure is required during the last ~~2 years~~ one (1) year of this Lease and the cost thereof exceeds 6 months’ Base Rent, Lessee may instead terminate this Lease unless Lessor notifies Lessee, in writing, within 10 days after receipt of Lessee’s termination notice that Lessor has elected to pay the difference between the actual cost thereof and an amount equal to 6 months’ Base Rent.  If Lessee elects termination, Lessee shall immediately cease the use of the Premises which requires such Capital Expenditure and deliver to Lessor written notice specifying a termination date at least 90 days thereafter.  Such termination date shall, however, in no event be earlier than the last day that Lessee could legally utilize the Premises without commencing such Capital Expenditure.

(b) If such Capital Expenditure is not the result of the specific and unique use of the Premises by Lessee (such as, governmentally mandated seismic modifications), then Lessor and Lessee shall allocate the obligation to pay for such costs pursuant to the provisions of Paragraph 7.1(d); provided, however, that if such Capital Expenditure is required during the last 2 years of this Lease or if Lessor reasonably determines that it is not economically feasible to pay its share thereof, Lessor shall have the option to terminate this Lease upon 90 days prior written notice to Lessee unless Lessee notifies Lessor, in writing, within 10 days after receipt of Lessor’s termination notice that Lessee will pay for such Capital Expenditure. If Lessor does not elect to terminate, and fails to tender its share of any such Capital Expenditure, Lessee may advance such funds and deduct same, with Interest, from Rent until Lessor’s share of such costs have been fully paid.  If Lessee is unable to finance Lessor’s share, or if the balance of the Rent due and payable for the remainder of this Lease is not sufficient to fully reimburse Lessee on an offset basis, Lessee shall have the right to terminate this Lease upon 30 days written notice to Lessor.

(c)  Notwithstanding the above, the provisions concerning Capital Expenditures are intended to apply only to non-voluntary, unexpected, and new Applicable Requirements.  If the Capital Expenditures are instead triggered by Lessee as a result of an actual or proposed change in use, change in intensity of use, or modification to the Premises then, and in that event, Lessee shall either: (i) immediately cease such changed use or intensity of use and/or take such other steps as may be necessary to eliminate the requirement for such Capital Expenditure, or (ii) complete such Capital Expenditure at its own expense. Lessee shall not, however, have any right to terminate this Lease.

2.4        Acknowledgements.  Lessee acknowledges that:  (a) it has been given an opportunity to inspect and measure the Premises, (b) it has been advised by Lessor and/or Brokers to satisfy itself with respect to the size and condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements and the Americans with Disabilities Act), and their suitability for Lessee’s intended use, (c) Lessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its occupancy of the Premises, except as set forth in this Lease and the Addendum hereto, (d) it is not relying on any representation as to the size of the Premises made by Brokers or Lessor, (e) the square footage of the Premises was not material to Lessee’s decision to lease the Premises and pay the Rent stated herein, and (f) neither Lessor, Lessor’s agents, nor Brokers have made any oral or written representations or warranties with respect to said matters other than as set forth in this Lease.  In addition, Lessor acknowledges that: (i) Brokers have made no representations, promises or warranties concerning Lessee’s ability to honor the Lease or suitability to occupy the Premises, and (ii) it is Lessor’s sole responsibility to investigate the financial capability and/or suitability of all proposed tenants.

2.5        ~~Lessee as Prior Owner/Occupant.  The warranties made by Lessor in Paragraph 2 shall be of no force or effect if immediately~~

/s/N.M.	/s/J.W.
INITIALS	INITIALS

~~prior to the Start Date Lessee was the owner or occupant of the Premises.  In such event, Lessee shall be responsible for any necessary corrective work.~~

3.            Term.

3.1        Term.  The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

3.2        Early Possession.  If Lessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay ~~Base~~ Rent shall be abated for the period of such early possession.  All other terms of this Lease ~~(including but not limited to~~ excluding the obligations to pay Real Property Taxes and insurance premiums and to maintain the Premises) shall, however, be in effect during such period.  Any such early possession shall not affect the Expiration Date.

~~3.3           Delay In Possession.  Lessor agrees to use Its best commercially reasonable efforts to deliver possession of the Premises to Lessee by the Commencement Date.  If, despite said efforts, Lessor is unable to deliver possession by such date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease. Lessee shall not, however, be obligated to pay Rent or perform its other obligations until Lessor delivers possession of the Premises and any period of rent abatement that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to what Lessee would otherwise have enjoyed under the terms hereof, but minus any days of delay caused by the acts or omissions of Lessee. If possession is not delivered within 60 days after the Commencement Date, Lessee may, at its option, by notice in writing within 10 days after the end of such 60 day period, cancel this Lease, in which event the Parties shall be discharged from all obligations hereunder.   If such written notice is not received by Lessor within said 10 day period, Lessee’s right to cancel shall terminate.   If possession of the Premises is not delivered within 120 days after the Commencement Date, this Lease shall terminate unless other agreements are reached between Lessor and Lessee, in writing.~~

3.4        Lessee Compliance.  Lessor shall not be required to deliver possession of the Premises to Lessee until Lessee complies with its obligation to provide evidence of insurance (Paragraph 8.5).  Pending delivery of such evidence, Lessee shall be required to perform all of its obligations under this Lease from and after the Start Date, including the payment of Rent, notwithstanding Lessor’s election to withhold possession pending receipt of such evidence of insurance.  Further, if Lessee is required to perform any other conditions prior to or concurrent with the Start Date, the Start Date shall occur but Lessor may elect to withhold possession until such conditions are satisfied.

4.          Rent.

4.1.       Rent Defined.  All monetary obligations of Lessee to Lessor under the terms of this Lease (except for the Security Deposit) are deemed to be rent (“Rent”).

4.2        Payment.     Lessee shall cause payment of Rent to be received by Lessor in lawful money of the United States on or before the day on which it is due, without offset or deduction (except as specifically permitted in this Lease).  Rent for any period during the term hereof which is for less than one full calendar month shall be prorated based upon the actual number of days of said month.  Payment of Rent shall be made to Lessor at its address stated herein or to such other persons or place as Lessor may from time to time designate in writing.  Acceptance of a payment which is less than the amount then due shall not be a waiver of Lessor’s rights to the balance of such Rent, regardless of Lessor’s endorsement of any check so stating.  In the event that any check, draft, or other instrument of payment given by Lessee to Lessor is dishonored for any reason, Lessee agrees to pay to Lessor the sum of (~~$25~~ $200.00) in addition to any Late Charge and Lessor, at its option, may require all future payments to be by cashier’s check.  Payments will be applied first to accrued late charges and attorney’s fees, second to accrued interest, then to Base Rent and Operating Expenses Increase, and any remaining amount to any other outstanding charges or costs.

4.3        Association Fees.  In addition to the Base Rent, Lessee shall pay to Lessor each month an amount equal to any owner’s association or condominium fees levied or assessed against the Premises.  Said monies shall be paid at the same time and in the same manner as the Base Rent.

5.          Security Deposit.  Lessee shall deposit with Lessor upon execution hereof the Security Deposit as security for Lessee’s faithful performance of its obligations under this Lease.  If Lessee fails to pay Rent, or otherwise Defaults under this Lease, after the expiration of any applicable notice and cure periods Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, expense. loss or damage which Lessor may suffer or incur by reason thereof.  If Lessor uses or applies all or any portion of the Security Deposit, Lessee shall within 10 days after written request therefor deposit monies with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease~~.  If the Base Rent increases during the term of this Lease, Lessee shall, upon written request from Lessor, deposit additional moneys with Lessor so that the total amount of the Security Deposit shall at all times bear the same proportion to the increased Base Rent as the initial Security Deposit bore to the initial Base Rent.~~  Should the Agreed Use be amended to accommodate a material change in the business of Lessee or to accommodate a sublessee or assignee, Lessor shall have the right to increase the Security Deposit to the extent necessary, in Lessor’s reasonable judgment, to account for any increased wear and tear that the Premises may suffer as a result thereof.  ~~If a change in control of Lessee occurs during this Lease and following such change the financial condition of Lessee is, in Lessor’s reasonable judgment, significantly reduced, Lessee shall deposit such additional monies with Lessor as shall be sufficient to cause the Security Deposit to be at a commercially reasonable level based on such change in financial condition. Lessor shall not be required to keep the Security Deposit separate from its general accounts.~~  Within 14 days after the expiration or termination of this Lease, if Lessor elects to apply the Security Deposit only to unpaid Rent, and otherwise within 30 days after the Premises have been vacated pursuant to Paragraph 7.4(c) below, Lessor shall return that portion of the Security Deposit not used or applied by Lessor.  No part of the Security Deposit shall be considered to be held in trust, to bear interest or to be prepayment for any monies to be paid by Lessee under this Lease.

6.            Use.

6.1       Use. Lessee shall use and occupy the Premises only for the Agreed Use, or any other legal use which is reasonably comparable thereto, and for no other purpose.  Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates damage, waste or a nuisance, or that disturbs occupants of or causes damage to neighboring premises or properties.  Lessor shall not unreasonably withhold or delay its consent to any written request for a modification of the Agreed Use, so long as the same will not impair the structural integrity of the improvements on the Premises or the mechanical or electrical systems therein, and/or is not significantly more burdensome to the Premises.  If Lessor elects to withhold consent, Lessor shall within 7 days after such request give written notification of same, which notice shall include an explanation of Lessor’s objections

/s/N.M.	/s/J.W.
INITIALS	INITIALS

to the change in the Agreed Use.

6.2          Hazardous Substances.

(a) Reportable Uses Require Consent.  The term “Hazardous Substance” as used in this Lease shall mean any product, substance, or waste whose presence, use, manufacture, disposal, transportation, or release, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory.  Hazardous Substances shall include, but not be limited to, hydrocarbons, petroleum, gasoline, and/or crude oil or any products, by-products or fractions thereof.  Lessee shall not engage in any activity in or on the Premises which constitutes a Reportable Use of Hazardous Substances without the express prior written consent of Lessor and timely compliance (at Lessee’s expense) with all Applicable Requirements. “Reportable Use” shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and/or (iii) the presence at the Premises of a Hazardous Substance with respect to which any Applicable Requirements requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may use any ordinary and customary materials reasonably required to be used in the normal course of the Agreed Use, ordinary office supplies (copier toner, liquid paper, glue, etc.) and common household cleaning materials, so long as such use is in compliance with all Applicable Requirements, is not a Reportable Use, and does not expose the Premises or neighboring property to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may condition its consent to any Reportable Use upon receiving such additional assurances as Lessor reasonably deems necessary to protect itself, the public, the Premises and/or the environment against damage, contamination, injury and/or liability, including, but not limited to, the installation (and removal on or before Lease expiration or termination) of protective modifications (such as concrete encasements) and/or increasing the Security Deposit.

(b) Duty to Inform Lessor.  If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises, other than as previously consented to by Lessor, Lessee shall immediately give written notice of such fact to Lessor, and provide Lessor with a copy of any report, notice, claim or other documentation which it has concerning the presence of such Hazardous Substance.

(c) Lessee Remediation.  Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under, or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee’s expense, comply with all Applicable Requirements and take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of the Premises or neighboring properties, that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance brought onto the Premises during the term of this Lease, by or for Lessee, or any third party.

(d) Lessee Indemnification. Lessee shall indemnify, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, harmless from and against any and all loss of rents and/or damages, liabilities, judgments, claims, expenses, penalties, and attorneys’ and consultants’ fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Lessee, or any third party (provided, however, that Lessee shall have no liability under this Lease with respect to underground migration of any Hazardous Substance under the Premises from adjacent properties not caused or contributed to by Lessee).  Lessee’s obligations shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease.  No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Lessor in writing at the time of such agreement.

(e) Lessor Indemnification.  Lessor and its successors and assigns shall indemnify, defend, reimburse and hold Lessee, its employees and lenders, harmless from and against any and all environmental damages, including the cost of remediation, which result from Hazardous Substances which existed on the Premises prior to Lessee’s occupancy or which are caused by the ~~gross~~ negligence or willful misconduct of Lessor, its agents or employees.  Lessor’s obligations, as and when required by the Applicable Requirements, shall include, but not be limited to, the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease.

(f) Investigations and Remediations.  Lessor shall retain the responsibility and pay for any investigations or remediation measures required by governmental entities having jurisdiction with respect to the existence of Hazardous Substances on the Premises prior to Lessee’s occupancy, unless such remediation measure is required as a result of Lessee’s use (including “Alterations”, as defined in paragraph 7.3(a) below) of the Premises, in which event Lessee shall be responsible for such payment.  Lessee shall cooperate fully in any such activities at the request of Lessor, including allowing Lessor and Lessor’s agents to have reasonable access to the Premises at reasonable times in order to carry out Lessor’s investigative and remedial responsibilities.

(g) Lessor Termination Option.  If a Hazardous Substance Condition (see Paragraph 9.1(e)) occurs during the term of this Lease, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by the Applicable Requirements and this Lease shall continue in full force and effect, but subject to Lessor’s rights under Paragraph 6.2(d) and Paragraph 13), Lessor may, at Lessor’s option, either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor’s expense, in which event this Lease shall continue in full force and effect, or (ii) if the estimated cost to remediate such condition exceeds 12 times the then monthly Base Rent or $100,000, whichever is greater, give written notice to Lessee, within 30 days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition, of Lessor’s desire to terminate this Lease as of the date 60 days following the date of such notice.  In the event Lessor elects to give a termination notice, Lessee may, within 10 days thereafter, give written notice to Lessor of Lessee’s commitment to pay the amount by which the cost of the remediation of such Hazardous Substance Condition exceeds an amount equal to 12 times the then monthly Base Rent or $100,000, whichever is greater.  Lessee shall provide Lessor with said funds or satisfactory assurance thereof within 30 days following such commitment.  In such event, this Lease shall continue in full force and effect, and Lessor shall proceed to make such remediation as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the time provided, this Lease shall terminate as of the date specified in Lessor’s notice of termination.

/s/N.M.	/s/J.W.
INITIALS	INITIALS

6.3        Lessee’s Compliance with Applicable Requirements.  Except as otherwise provided in this Lease, Lessee shall, at Lessee’s sole expense, fully, diligently and in a timely manner, materially comply with all Applicable Requirements, the requirements of any applicable fire insurance underwriter or rating bureau, and the reasonable recommendations of Lessor’s engineers and/or consultants which relate in any manner to the such Requirements, without regard to whether such Requirements are now in effect or become effective after the Start Date.  Lessee shall, within 10 days after receipt of Lessor’s written request, provide Lessor with copies of all permits and other documents, and other information evidencing Lessee’s compliance with any Applicable Requirements specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving the failure of Lessee or the Premises to comply with any Applicable Requirements.

6.4        Inspection; Compliance.   Lessor and Lessor’s “Lender” (as defined in Paragraph 30) and consultants shall have the right to enter into Premises at any time, in the case of an emergency, and otherwise at reasonable times after reasonable notice, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease.  The cost of any such inspections shall be paid by Lessor, unless a violation of Applicable Requirements, or a Hazardous Substance Condition (see paragraph 9.1) is found to exist or be imminent, or the inspection is requested or ordered by a governmental authority.  In such case, Lessee shall upon request reimburse Lessor for the cost of such inspection, so long as such inspection is reasonably related to the violation or contamination.  In addition, Lessee shall provide copies of all relevant material safety data sheets (MSDS) to Lessor within 10 days of the receipt of a written request therefor.

7.          Maintenance; Repairs, Utility Installations; Trade Fixtures and Alterations.

7.1          Lessee’s Obligations.

(a) In General.  Subject to the provisions of Paragraph 2.2 (Condition), 2.3 (Compliance), 6.3 (Lessee’s Compliance with Applicable Requirements), 7.2 (Lessor’s Obligations), 9 (Damage or Destruction), and 14 (Condemnation), Lessee shall, at Lessee’s sole expense, keep the Premises, Utility Installations (intended for Lessee’s exclusive use, no matter where located), and Alterations in good order, condition and repair (whether or not the portion of the Premises requiring repairs, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee’s use, any prior use, the elements or the age of such portion of the Premises), including, but not limited to, all equipment or facilities, such as plumbing, HVAC equipment, electrical, lighting facilities, boilers, pressure vessels, fire protection system, fixtures, walls (interior and exterior), foundations, ceilings, roofs, roof drainage systems, floors, windows, doors, plate glass, skylights, landscaping, driveways, parking lots, fences, retaining walls, signs, sidewalks and parkways located in, on, or adjacent to the Premises. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices, specifically including the procurement and maintenance of the service contracts required by Paragraph 7.1(b) below. Lessee’s obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all Improvements thereon or a part thereof in good order, condition and state of repair. Lessee shall, during the term of this Lease, keep the exterior appearance of the Building in a first-class condition (Including, e.g. graffiti removal) consistent with the exterior appearance of other similar facilities of comparable age and size in the vicinity, including, when necessary, the exterior repainting of the Building.

(b) Service Contracts.  Lessee shall, at Lessee’s sole expense, procure and maintain contracts, with copies to Lessor, in customary form and substance for, and with contractors specializing and experienced in the maintenance of the following equipment and improvements, if any, if and when installed on the Premises:  (i) HVAC equipment, (ii) boiler, and pressure vessels, (Iii) fire extinguishing systems, including fire alarm and/or smoke detection, (iv) landscaping and irrigation systems, (v) roof covering and drains, (vi) clarifiers (vii) basic utility feed to the perimeter of the Building, and (viii) any other equipment, if reasonably required by Lessor.  However, Lessor reserves the right, upon notice to Lessee, to procure and maintain any or all of such service contracts, and if Lessor so elects, Lessee shall reimburse Lessor, upon demand, for the cost thereof.

(c) Failure to Perform.  If Lessee fails to perform Lessee’s obligations under this Paragraph 7.1, Lessor may enter upon the Premises after 10 days’ prior written notice to Lessee (except in the case of an emergency, in which case no notice shall be required), perform such obligations on Lessee’s behalf, and put the Premises in good order, condition and repair, and Lessee shall promptly pay to Lessor a sum equal to 115% of the cost thereof.

(d) Replacement.  Subject to Lessee’s indemnification of Lessor as set forth in Paragraph 8.7 below, and without relieving Lessee of liability resulting from Lessee’s failure to exercise and perform good maintenance practices, if an item described in Paragraph 7.1(b) cannot be repaired other than at a cost which is in excess of 50% of the cost of replacing such item, then such item shall be replaced by Lessor, and the cost thereof shall be prorated between the Parties and Lessee shall only be obligated to pay, each month during the remainder of the term of this Lease, on the date on which Base Rent is due, an amount equal to the product of multiplying the cost of such replacement by a fraction, the numerator of which is one, and the denominator of which is 144 (ie. 1/144th of the cost per month).  Lessee shall pay interest on the unamortized balance at a rate that is commercially reasonable in the judgment of Lessor’s accountants. Lessee may, however, prepay its obligation at any time.

7.2      Lessor’s Obligations.  Subject to the provisions of Paragraphs 2.2 (Condition), 2.3 (Compliance), 9 (Damage or Destruction) and 14 (Condemnation), it is intended by the Parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises, or the equipment therein, all of which obligations are intended to be that of the Lessee except that Lessor shall maintain and repair the foundation, exterior walls, roof, and roof system of the Building unless the need for such repairs are caused by Lessee or its invitees, ordinary wear and tear excepted, in which instance Lessee shall be responsible therefor.  It is the intention of the Parties that the terms of this Lease govern the respective obligations of the Parties as to maintenance and repair of the Premises, and they expressly waive the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease.

7.3          Utility Installations; Trade Fixtures; Alterations.

(a) Definitions.  The term “Utility Installations” refers to all floor and window coverings, air and/or vacuum lines, power panels, electrical distribution, security and fire protection systems, communication cabling, lighting fixtures, HVAC equipment, plumbing, and fencing in or on the Premises.  The term “Trade Fixtures” shall mean Lessee’s machinery and equipment that can be removed without doing material damage to the Premises.  The term “Alterations” shall mean any modification of the improvements, other than Utility Installations or Trade Fixtures, whether by addition or deletion.  “Lessee Owned Alterations and/or Utility Installations” are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a).

/s/N.M.	/s/J.W.
INITIALS	INITIALS

(b) Consent.  Lessee shall not make any Alterations or Utility Installations to the Premises without Lessor’s prior written consent. Lessee may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof) without such consent but upon notice to Lessor, as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof or any existing walls, will not affect the electrical, plumbing, ~~HVAC,~~ and/or life safety systems, and the ~~cumulative~~ cost thereof ~~during this Lease as extended~~ does not exceed a sum equal to 3 month’s Base Rent in the aggregate or a sum equal to one month’s Base Rent.  ~~in any one year.~~  Notwithstanding the foregoing, Lessee shall not make or permit any roof penetrations and/or install anything on the roof without the prior written approval of Lessor.  Lessor may, as a precondition to granting such approval, require Lessee to utilize a contractor chosen and/or approved by Lessor.  Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with detailed plans.  Consent shall be deemed conditioned upon Lessee’s:  (i) acquiring all applicable governmental permits, (ii) furnishing Lessor with copies of both the permits and the plans and specifications prior to commencement of the work, and (iii) compliance with all conditions of said permits and other Applicable Requirements in a prompt and expeditious manner.  Any Alterations or Utility Installations shall be performed in a workmanlike manner with good and sufficient materials.  Lessee shall promptly upon completion furnish Lessor with as-built plans and specifications. ~~For work which costs an amount in excess of one month’s Base Rent, Lessor may condition its consent upon Lessee providing a lien and completion bond in an amount equal to 150%. of the estimated east of such /\Iteration or Utility Installation and/or upon Lessee’s posting an additional Security Deposit with Lessor.~~

(c) Liens; Bonds.  Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic’s or materialmen’s lien against the Premises or any interest therein.  Lessee shall give Lessor not less than 10 days notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility.  If Lessee shall contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof. ~~If Lessor shall require, Lessee shall furnish a surety bond in an amount equal to 150% of the amount of such contested lien, claim or demand, indemnifying Lessor against liability for the same.~~  If Lessor elects to participate in any such action, Lessee shall pay Lessor’s reasonable attorneys’ fees and costs.

7.4          Ownership; Removal; Surrender; and Restoration.

(a) Ownership.  Subject to Lessor’s right to require removal or elect ownership as hereinafter provided, all Alterations and Utility Installations made by Lessee shall be the property of Lessee, but considered a part of the Premises.  Lessor may, at any time, elect in writing to be the owner of all or any specified part of the Lessee Owned Alterations and Utility Installations.  Unless otherwise instructed per paragraph 7.4(b) hereof, all Lessee Owned Alterations and Utility Installations shall, at the expiration or termination of this Lease, become the property of Lessor and be surrendered by Lessee with the Premises. See Addendum, Paragraph 61.

(b) Removal.  By delivery to Lessee of written notice from Lessor not earlier than 90 and not later than 30 days prior to the end of the term of this Lease, Lessor may require that any or all Lessee Owned Alterations or Utility Installations be removed by the expiration or termination of this Lease.  Lessor may require the removal at any time of all or any part of any Lessee Owned Alterations or Utility Installations made without the required consent.

(c) Surrender; Restoration. Lessee shall surrender the Premises by the Expiration Date or any earlier termination date, with all of the improvements, parts and surfaces thereof broom clean and free of debris, and in good operating order, condition and state of repair, ordinary wear and tear excepted.  “Ordinary wear and tear” shall not include any damage or deterioration that would have been prevented by good maintenance practice.  Notwithstanding the foregoing, if this Lease is for 12 months or less, then Lessee shall surrender the Premises in the same condition as delivered to Lessee on the Start Date with NO allowance for ordinary wear and tear.  Lessee shall repair any damage occasioned by the installation, maintenance or removal of Trade Fixtures, Lessee owned Alterations and/or Utility Installations, furnishings, and equipment as well as the removal of any storage tank installed by or for Lessee.  Lessee shall completely remove from the Premises any and all Hazardous Substances brought onto the Premises by or for Lessee, or any third party (except Hazardous Substances which were deposited via underground migration from areas outside of the Premises, or if applicable, the Project) ~~even if such removal would require Lessee to perform or pay for work ( that exceeds statutory requirements.~~ Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee.  Any personal property of Lessee not removed on or before the Expiration Date or any earlier termination date shall be deemed to have been abandoned by Lessee and may be disposed of or retained by Lessor as Lessor may desire. The failure by Lessee to timely vacate the Premises pursuant to this Paragraph 7.4(c) without the express written consent of Lessor shall constitute a holdover under the provisions of Paragraph 26 below.

8.             Insurance; Indemnity.

8.1        Payment For Insurance.  Lessee shall pay for all insurance required under Paragraph 8 ~~except to~~ including the extent of the cost attributable to liability insurance carried by Lessor under Paragraph 8.2(b) in excess of $2,000,000 per occurrence.  Premiums for policy periods commencing prior to or extending beyond the Lease term shall be prorated to correspond to the Lease term.  Payment shall be made by Lessee to Lessor within 10 days following receipt of an invoice.

8.2          Liability Insurance.

(a) Carried by Lessee.  Lessee shall obtain and keep in force a Commercial General Liability policy of insurance protecting Lessee and Lessor as an additional insured against claims for bodily injury, personal injury and property damage based upon or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto.  Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than ~~$1,000,000~~  $2,000,000.00 per occurrence with an annual aggregate of not less than $2,000,000 ~~$5,000,000.00~~, an “Additional Insured-Managers or Lessors of Premises Endorsement” ~~and contain the “Amendment of the Pollution Exclusion Endorsement” for damage caused by heat, smoke or fumes from a hostile fire.~~  The policy shall not contain any Intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an “insured contract” for the performance of Lessee’s indemnity obligations under this Lease.  The limits of said insurance shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder.  All insurance carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

(b) Carried by Lessor.  Lessor shall maintain liability insurance as described in Paragraph 8.2(a), in addition to, and not in lieu of, the insurance required to be maintained by Lessee.  Lessee shall not be named as an additional insured therein.

8.3          Property Insurance - Building, Improvements and Rental Value.

(a) Building and Improvements. The Insuring Party shall obtain and keep in force a policy or policies in the name of Lessor, with loss payable to Lessor, any ground-lessor, and to any Lender insuring loss or damage to the Premises. The amount of such insurance shall be equal to the

/s/N.M.	/s/J.W.
INITIALS	INITIALS

full replacement cost of the Premises, as the same shall exist from time to time, or the amount required by any Lender, but in no event more than the commercially reasonable and available insurable value thereof.  If Lessor is the Insuring Party, however, Lessee Owned Alterations and Utility Installations, Trade Fixtures, and Lessee’s personal property shall be insured by Lessee under Paragraph 8.4 rather than by Lessor.  If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage ~~(except the perils of flood and/or earthquake unless required by a Lender~~), including coverage for debris removal and the enforcement of any Applicable Requirements requiring the upgrading, demolition, reconstruction or replacement of any portion of the Premises as the result of a covered loss.  Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located.  If such insurance coverage has a deductible clause, the deductible amount shall not exceed ($1,000) per occurrence, and Lessee shall be liable for such deductible amount in the event of an Insured Loss.

(b) Rental Value.  The Insuring Party shall obtain and keep in force a policy or policies in the name of Lessor with loss payable to Lessor and any Lender, insuring the loss of the full Rent for one year with an extended period of indemnity for an additional 180 days (“Rental Value insurance”).  Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected Rent otherwise payable by Lessee, for the next 12 month period.  Lessee shall be liable for any deductible amount in the event of such loss.

(c) Adjacent Premises. If the Premises are part of a larger building, or of a group of buildings owned by Lessor which are adjacent to the Premises, the Lessee shall pay for any increase in the premiums for the property insurance of such building or buildings if said increase is caused by Lessee’s acts, omissions, use or occupancy of the Premises. Provided, that Lessee shall not be charged with any amounts pursuant to this paragraph 8.3(c) if Lessee is using the Premises within the Agreed Use.

8.4          Lessee’s Property; Business Interruption Insurance.

(a) Property Damage. Lessee shall obtain and maintain insurance coverage on all of Lessee’s personal property, Trade Fixtures, and Lessee Owned Alterations and Utility Installations. Such insurance shall be full replacement cost coverage with a deductible of not to exceed ~~$1,000~~ $5,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property, Trade

Fixtures and Lessee Owned Alterations and Utility Installations. Lessee shall provide Lessor with written evidence that such insurance is in force.

(b)  Business Interruption.  Lessee shall obtain and maintain loss of income and extra expense insurance in amounts as will reimburse Lessee for direct ~~or indirect~~ loss of earnings attributable to all perils commonly insured against by prudent lessees in the business of Lessee or attributable to prevention of access to the Premises as a result of such perils.

(c) No Representation of Adequate Coverage.  Lessor makes no representation that the limits or forms of coverage of insurance specified herein are adequate to cover Lessee’s property, business operations or obligations under this Lease.

8.5        Insurance Policies.  Insurance required herein shall be by companies duly licensed or admitted to transact business in the state where the Premises are located, and maintaining during the policy term a “General Policyholders Rating” of at least B+, V, as set forth in the most current issue of “Best’s Insurance Guide”, or such other rating as may be required by a Lender.  Lessee shall not do or permit to be done anything which invalidates the required insurance policies.  Lessee shall, prior to the Start Date, deliver to Lessor certified copies of policies of such insurance or certificates evidencing the existence and amounts of the required insurance.  No such policy shall be cancelable or subject to modification except after 30 days prior written notice to Lessor.  Lessee shall, at least 30 days prior to the expiration of such policies, furnish Lessor with evidence of renewals or “insurance binders” evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand.  Such policies shall be for a term of at least one year, or the length of the remaining term of this Lease, whichever is less.  If either Party shall fail to procure and maintain the insurance required to be carried by it, the other Party may, but shall not be required to, procure and maintain the same.

8.6        Waiver of Subrogation.  Without affecting any other rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages against the other, for loss of or damage to its property arising out of or incident to the perils required to be insured against herein. The effect of such releases and waivers is not limited by the amount of insurance carried or required, or by any deductibles applicable hereto.  The Parties agree to have their respective property damage insurance carriers waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby.

8.7        Indemnity.  Except for Lessor’s ~~gross~~ negligence or willful misconduct, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor’s master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, liens, judgments, penalties, attorneys’ and consultants’ fees, expenses and/or liabilities arising out of, involving, or in connection with, the use and/or occupancy of the Premises by Lessee.  If any action or proceeding is brought against Lessor by reason of any of the foregoing matters, Lessee shall upon notice defend the same at Lessee’s expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be defended or indemnified.

8.8        Exemption of Lessor and its Agents from Liability.  Except for Lessor’s negligence or intentional misconduct Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee’s employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, HVAC or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places.  Lessor shall not be liable for any damages arising from any act or neglect of any other tenant of Lessor nor from the failure of Lessor to enforce the provisions of any other lease in the Project. ~~Notwithstanding~~ Except for Lessor’s negligence, intentional misconduct

8.9        Failure to Provide Insurance.  Lessee acknowledges that any failure on its part to obtain or maintain the insurance required herein will expose Lessor to risks and potentially cause Lessor to incur costs not contemplated by this Lease, the extent of which will be extremely difficult to ascertain.  Accordingly, for any month or portion thereof that Lessee does not maintain the required insurance and/or does not provide Lessor with the required binders or certificates evidencing the existence of the required insurance, the Base Rent shall be automatically increased, without any requirement for notice to Lessee, by an amount equal to 10% of the then existing Base Rent or $100, whichever is greater. The parties agree that such increase in Base Rent represents fair and reasonable compensation for the additional risk/costs that Lessor will incur by reason of Lessee’s failure to maintain the required insurance. Such increase in Base Rent shall in no event constitute a waiver of Lessee’s Default or Breach with respect to the failure to maintain such insurance, prevent the exercise of any of the other rights and remedies granted hereunder, nor relieve Lessee of its obligation to maintain the insurance specified in this Lease.

9.          Damage or Destruction.

9.1          Definitions.

(a) “Premises Partial Damage” shall mean damage or destruction to the improvements on the Premises, other than

/s/N.M.	/s/J.W.
INITIALS	INITIALS

Lessee Owned Alterations and Utility Installations, which can reasonably be repaired in 6 months or less from the date of the damage or destruction.  Lessor shall notify Lessee in writing within 30 days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

(b) ‘’Premises Total Destruction” shall mean damage or destruction to the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which cannot reasonably be repaired in 6 months or less from the date of the damage or destruction.  Lessor shall notify Lessee in writing within 30 days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

(c) “Insured Loss” shall mean damage or destruction to improvements on the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a), irrespective of any deductible amounts or coverage limits involved.

(d) “Replacement Cost” shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of Applicable Requirements, and without deduction for depreciation.

(e) “Hazardous Substance Condition” shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises which requires repair, remediation, or restoration.

9.2        Partial Damage - Insured Loss.  If a Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor’s expense, repair such damage (but not Lessee’s Trade Fixtures or Lessee Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect; provided, however, that Lessee shall, at Lessor’s election, make the repair of any damage or destruction the total cost to repair of which is $10,000 or less, and, in such event, Lessor shall make any applicable insurance proceeds available to Lessee on a reasonable basis for that purpose.  Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair, the Insuring Party shall promptly contribute the shortage in proceeds (except as to the deductible of which $1,000.00 is Lessee’s responsibility) as and when required to complete said repairs.  In the event, however, such shortage was due to the fact that, by reason of the unique nature of the improvements, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within 10 days following receipt of written notice of such shortage and request therefor.  If Lessor receives said funds or adequate assurance thereof within said 10 day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect.  If such funds or assurance are not received, Lessor may nevertheless elect by written notice to Lessee within 10 days thereafter to:  (i) make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect, or (ii) have this Lease terminate 30 days thereafter.  Lessee shall not be entitled to reimbursement of any funds contributed by Lessee to repair any such damage or destruction.  Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

9.3        Partial Damage - Uninsured Loss.  If a Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee’s expense), Lessor may either:  (i) repair such damage as soon as reasonably possible at Lessor’s expense, in which event this Lease shall continue in full force and effect, or (ii) terminate this Lease by giving written notice to Lessee within 30 days after receipt by Lessor of knowledge of the occurrence of such damage.  Such termination shall be effective 60 days following the date of such notice.  In the event Lessor elects to terminate this Lease, Lessee shall have the right within 10 days after receipt of the termination notice to give written notice to Lessor of Lessee’s commitment to pay for the repair of such damage without reimbursement from Lessor. Lessee shall provide Lessor with said funds or satisfactory assurance thereof within 30 days after making such commitment.  In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available.  If Lessee does not make the required commitment, this Lease shall terminate as of the date specified in the termination notice

9.4          Total Destruction.  Notwithstanding any other provision hereof, if a Premises Total Destruction occurs, this Lease shall terminate 60 days following such Destruction.  If the damage or destruction was caused by the gross negligence or willful misconduct of Lessee, Lessor shall have the right to recover Lessor’s damages from Lessee, except as provided in Paragraph 8.6.

9.5        Damage Near End of Term.  If at any time during the last 6 months of this Lease as such term may be extended there is damage for which the cost to repair exceeds one month’s Base Rent, whether or not an Insured Loss, Lessor may terminate this Lease effective 60 days following the date of occurrence of such damage by giving a written termination notice to Lessee within 30 days after the date of occurrence of such damage. Notwithstanding the foregoing, If Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by, (a) exercising such option and (b) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the earlier of (i) the date which is 10 days after Lessee’s receipt of Lessor’s written notice purporting to terminate this Lease, or (ii) the day prior to the date upon which such option expires.  If Lessee duly exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor’s commercially reasonable expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect.  If Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate on the date specified in the termination notice and Lessee’s option shall be extinguished.

9.6          Abatement of Rent; Lessee’s Remedies.

(a) Abatement.  In the event of Premises Partial Damage or Premises Total Destruction or a Hazardous Substance Condition for which Lessee is not responsible under this Lease, the Rent payable by Lessee for the period required for the repair, remediation or restoration of such damage shall be abated in proportion to the degree to which Lessee’s use of the Premises is impaired, ~~but not to exceed the proceeds received from the Rental Value Insurance.~~  All other obligations of Lessee hereunder shall be performed by Lessee, and Lessor shall have no liability for any such damage, destruction, remediation, repair or restoration except as provided herein. See Addendum, Paragraph 62.

(b) Remedies.  If Lessor shall be obligated to repair or restore the Premises and does not commence, in a substantial and meaningful way, such repair or restoration within 90 days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice, of Lessee’s election to terminate this Lease on a date not less than 60 days following the giving of such notice.  If Lessee gives such notice and such repair or restoration is not commenced within 30 days thereafter, this Lease shall terminate as of the date specified in said notice.  If the repair or restoration is commenced within such 30 days, this Lease shall continue in full force and effect. “Commence” shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever first occurs.

/s/N.M.	/s/J.W.
INITIALS	INITIALS

9.7          Termination; Advance Payments.   Upon termination of this Lease pursuant to Paragraph 6.2(g) or Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor.  Lessor shall, in addition, return to Lessee so much of Lessee’s Security Deposit as has not been, or is not then required to be, used by Lessor.

9.8          Waive Statutes.  Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent inconsistent herewith.

10.           Real Property Taxes and Assessments.

10.1         Definition.  As used herein, the term “Real Property Taxes” shall include any form of assessment; real estate, general, special, ordinary or extraordinary, or rental levy or tax (other than inheritance, personal income or estate taxes); improvement bond; and/or license fee imposed upon or levied against any legal or equitable interest of Lessor in the Premises or the Project, Lessor’s right to other income therefrom, and/or Lessor’s business of leasing, by any authority having the direct or indirect power to tax and where the funds are generated with reference to the Building address and where the proceeds so generated are to be applied by the city, county or other local taxing authority of a jurisdiction within which the Premises are located.  Real Property Taxes shall also include any tax, fee, levy, assessment or charge, or any increase therein: (i) imposed by reason of events occurring during the term of this Lease, including but not limited to, a change in the ownership of the Premises, and (ii) levied or assessed on machinery or equipment provided by Lessor to Lessee pursuant to this Lease

10.2         Payment of Taxes.  In addition to Base Rent, Lessee shall pay to Lessor an amount equal to the Real Property Tax installment due at least 20 days prior to the applicable delinquency date.  If any such installment shall cover any period of time prior to or after the expiration or termination of this Lease, Lessee’s share of such installment shall be prorated.  In the event Lessee incurs a late charge on any Rent payment, Lessor may estimate the current Real Property Taxes, and require that such taxes be paid in advance to Lessor by Lessee monthly in advance with the payment of the Base Rent.   Such monthly payments shall be an amount equal to the amount of the estimated installment of taxes divided by the number of months remaining before the month in which said installment becomes delinquent.  When the actual amount of the applicable tax bill is known, the amount of such equal monthly advance payments shall be adjusted as required to provide the funds needed to pay the applicable taxes.  If the amount collected by Lessor is insufficient to pay such Real Property Taxes when due, Lessee shall pay Lessor, upon demand, such additional sum as is necessary.  Advance payments may be intermingled with other moneys of Lessor and shall not bear interest.  In the event of a Breach by Lessee in the performance of its obligations under this Lease, then any such advance payments may be treated by Lessor as an additional Security Deposit.

10.3         Joint Assessment.  If the Premises are not separately assessed, Lessee’s liability shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be conclusively determined by Lessor from the respective valuations assigned in the assessor’s work sheets or such other information as may be reasonably available.

10.4        Personal Property Taxes.  Lessee shall pay, prior to delinquency, all taxes assessed against and levied upon Lessee Owned Alterations, Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee.  When possible, Lessee shall cause its Lessee Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.  If any of Lessee’s said property shall be assessed with Lessor’s real property, Lessee shall pay Lessor the taxes attributable to Lessee’s property within 10 days after receipt of a written statement setting forth the taxes applicable to Lessee’s property.

11.           Utilities and Services.   Lessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon.  If any such services are not separately metered or billed to Lessee, Lessee shall pay a reasonable proportion, to be determined by Lessor, of all charges jointly metered or billed. There shall be no abatement of rent and Lessor shall not be liable In any respect whatsoever for the inadequacy, stoppage, interruption or discontinuance of any utility or service due to riot, strike, labor dispute, breakdown, accident, repair or other cause beyond Lessor’s reasonable control or in cooperation with governmental request or directions.

12.        Assignment and Subletting.

12.1        Lessor’s Consent Required.

(a)  Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or encumber (collectively, “assign or assignment”) or sublet all or any part of Lessee’s interest in this Lease or in the Premises without Lessor’s prior written consent.

(b) Unless Lessee is a corporation and its stock is publicly traded on a national stock exchange, a change in the control of Lessee shall constitute an assignment requiring consent. The transfer, on a cumulative basis, of ~~25%~~ 50% or more of the voting control of Lessee shall constitute a change in control for this purpose. See Addendum, Paragraph 63

(c) The involvement of Lessee or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing, transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee’s assets occurs, which results or will result in a reduction of the Net Worth of Lessee by an amount greater than 25% of such Net Worth as it was represented at the time of the execution of this Lease or at the time of the most recent assignment to which Lessor has consented, or as it exists immediately prior to said transaction or transactions constituting such reduction, whichever was or is greater, shall be considered an assignment of this Lease to which Lessor may withhold its consent. Lessor shall have the right to examine the financial records of the Lessee as well as the proposed assignee or sublessee in order to determine the appropriateness of the proposed assignment or sublease.  “Net Worth of Lessee” shall mean the net worth of Lessee (excluding any guarantors) established under generally accepted accounting principles.

(d) An assignment or subletting without consent shall, at Lessor’s option, be a Default curable after notice per Paragraph 13.1(c), or a noncurable Breach without the necessity of any notice and grace period.  If Lessor elects to treat such unapproved assignment or subletting as a noncurable Breach, Lessor may either: (i) terminate this Lease, or (ii) upon 30 days written notice, increase the monthly Base Rent to 110% of the Base Rent then in effect.  Further, in the event of such Breach and rental adjustment, (i) the purchase price of any option to purchase the Premises held by Lessee shall be subject to similar adjustment to 110% of the price previously in effect, and (ii) all fixed and non-fixed rental adjustments scheduled during the remainder of the Lease term shall be increased to 110% of the scheduled adjusted rent.

(e) Lessee’s remedy for any breach of Paragraph 12.1 by Lessor shall be limited to compensatory damages and/or injunctive relief.

12.2        Terms and Conditions Applicable to Assignment and Subletting.

(a) Regardless of Lessor’s consent, no assignment or subletting shall:  (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, or (iii) alter the primary

/s/N.M.	/s/J.W.
INITIALS	INITIALS

liability of Lessee for the payment of Rent or for the performance of any other obligations to be performed by Lessee.

(b) Lessor may accept Rent or performance of Lessee’s obligations from any person other than Lessee pending approval or disapproval of an assignment.  Neither a delay in the approval or disapproval of such assignment nor the acceptance of Rent or performance shall constitute a waiver or estoppel of Lessor’s right to exercise its remedies for Lessee’s Default or Breach.

(c) Lessor’s consent to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting.

(d) In the event of any Default or Breach by Lessee, Lessor may proceed directly against Lessee, any Guarantors or anyone else responsible for the performance of Lessee’s obligations under this Lease, including any assignee or sublessee, without first exhausting Lessor’s remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor.

(e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor’s determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any, together with a fee of ~~$500~~ $3,000.00 as consideration for Lessor’s considering and processing said request.  Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested. (See also Paragraph 36)

(f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented to in writing.

(g) Lessor’s consent to any assignment or subletting shall not transfer to the assignee or sublessee any Option granted to the original Lessee by this Lease unless such transfer is specifically consented to by Lessor in writing. (See Paragraph 39.2)

12.3        Additional Terms and Conditions Applicable to Subletting.  The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

(a) Lessee hereby assigns and transfers to Lessor all of Lessee’s interest in all Rent payable on any sublease, and Lessor may collect such Rent and apply same toward Lessee’s obligations under this Lease; provided, however, that until a Breach shall occur in the performance of Lessee’s obligations, Lessee may collect said Rent. In the event that the amount collected by Lessor exceeds Lessee’s then outstanding obligations any such excess shall be refunded to Lessee. Lessor shall not, by reason of the foregoing or any assignment of such sublease, nor by reason of the collection of Rent, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee’s obligations to such sublessee.  Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee’s obligations under this Lease, to pay to Lessor all Rent due and to become due under the sublease.  Sublessee shall rely upon any such notice from Lessor and shall pay all Rents to Lessor without any obligation or right to inquire as to whether such Breach exists, notwithstanding any claim from Lessee to the contrary. (b) In the event of a Breach by Lessee, Lessor may, at its option, require sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any prior Defaults or Breaches of such sublessor.

(c) Any matter requiring the consent of the sublessor under a sublease shall also require the consent of Lessor.

(d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor’s prior written consent.

(e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice.  The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

13.           Default; Breach; Remedies.

13.1         Default; Breach.   A “Default” is defined as a failure by the Lessee to comply with or perform any of the terms, covenants, conditions or Rules and Regulations under this Lease.  A “Breach” is defined as the occurrence of one or more of the following Defaults, and the failure of Lessee to cure such Default within any applicable grace period:

(a) The abandonment of the Premises; or the vacating of the Premises without providing a commercially reasonable level of security, or where the coverage of the property insurance described in Paragraph 8.3 is jeopardized as a result thereof, or without providing reasonable assurances to minimize potential vandalism.

(b) The failure of Lessee to make any payment of Rent or any Security Deposit required to be made by Lessee hereunder, whether to Lessor or to a third party, when due, to provide reasonable evidence of insurance or surety bond, or to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of 3 business days following written notice to Lessee.

(c) The failure by Lessee to provide (i) reasonable written evidence of compliance with Applicable Requirements, (ii) the service contracts, (iii) the rescission of an unauthorized assignment or subletting, (iv) an Estoppel Certificate, (v) a requested subordination, (vi) evidence concerning any guaranty and/or Guarantor, (vii) any document requested under Paragraph 42, (viii) material safety data sheets (MSDS), or (ix) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of 10 days following written notice to Lessee.

(d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof, other than those described in subparagraphs 13.1(a), (b), (c) or (d), above, where such Default continues for a period of 30 days after written notice; provided, however, that if the nature of Lessee’s Default is such that more than 30 days are reasonably required for its cure, then it shall not be deemed to be a Breach if Lessee commences such cure within said 30 day period and thereafter diligently prosecutes such cure to completion.

(e) The occurrence of any of the following events:  (i) the making of any general arrangement or assignment for the benefit of creditors; (ii) becoming a “debtor” as defined in 11 U.S.C. §101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within 60 days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee’s assets located at the Premises or of Lessee’s interest in this Lease, where possession is not restored to Lessee within 30 days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee’s assets located at the Premises or of Lessee’s interest in this Lease, where such seizure is not discharged within 30 days; provided, however, in the event that any provision of this subparagraph (e) is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions.

(f) The discovery that any financial statement of Lessee or of any Guarantor given to Lessor was materially false.

(g) If the performance of Lessee’s obligations under this Lease is guaranteed:  (i) the death of a Guarantor, (ii) the termination of a Guarantor’s liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a Guarantor’s becoming insolvent or the subject of a bankruptcy filing, (iv) a Guarantor’s refusal to honor the guaranty, or (v) a Guarantor’s breach of its guaranty obligation on an anticipatory

/s/N.M.	/s/J.W.
INITIALS	INITIALS

basis, and Lessee’s failure, within 60 days following written notice of any such event, to provide written alternative assurance or security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the Guarantors that existed at the time of execution of this Lease.

13.2     Remedies.  If Lessee fails to perform any of its affirmative duties or obligations, within 10 days after written notice (or in case of an emergency, without notice), Lessor may, at its option, perform such duty or obligation on Lessee’s behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals.  Lessee shall pay to Lessor an amount equal to 115% of the costs and expenses incurred by Lessor in such performance upon receipt of an invoice therefor.  In the event of a Breach, Lessor may, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach:

(a) Terminate Lessee’s right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession to Lessor.  In such event Lessor shall be entitled to recover from Lessee:  (i) the unpaid Rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee’s failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys’ fees, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease.  The worth at the time of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of the District within which the Premises are located at the time of award plus one percent.   Efforts by Lessor to mitigate damages caused by Lessee’s Breach of this Lease shall not waive Lessor’s right to recover damages under Paragraph 12.  If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding any unpaid Rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit.  If a notice and grace period required under Paragraph 13.1 was not previously given, a notice to pay rent or quit, or to perform or quit given to Lessee under the unlawful detainer statute shall also constitute the notice required by Paragraph 13.1.  In such case, the applicable grace period required by Paragraph 13.1 and the unlawful detainer statute shall run concurrently, and the failure of Lessee to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

(b) Continue the Lease and Lessee’s right to possession and recover the Rent as it becomes due, in which event Lessee may sublet or assign, subject only to reasonable limitations.   Acts of maintenance, efforts to relet, and/or the appointment of a receiver to protect the Lessor’s interests, shall not constitute a termination of the Lessee’s right to possession.

(c) Pursue any other remedy now or hereafter available under the laws or judicial decisions of the state wherein the Premises are located.  The expiration or termination of this Lease and/or the termination of Lessee’s right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee’s occupancy of the Premises.

~~13.3        Inducement Recapture.  Any agreement for free or abated rent or other charges, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee’s entering into this Lease, all of which concessions are hereinafter referred to as “Inducement Provisions,” shall be deemed conditioned upon Lessee’s full and faithful performance of all of the terms, covenants and conditions of this Lease.   Upon Breach of this Lease by Lessee, any such Inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such an inducement Provision shall be immediately due and payable by Lessee to Lessor, notwithstanding any subsequent cure of said Breach by Lessee.  The acceptance by Lessor of rent or the cure of the Breach which initiated the operation of this paragraph shall not be deemed a waiver by Lessor of the provisions of this paragraph unless specifically so stated in writing by Lessor at the time of such acceptance.~~

13.4        Late Charges.    Lessee hereby acknowledges that late payment by Lessee of Rent will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by any Lender. Accordingly, if any Rent shall not be received by Lessor within 5 days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall immediately pay to Lessor a one-time late charge equal to 10% of each such overdue amount or $100, whichever is greater. The Parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of such late payment. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee’s Default or Breach with respect to such overdue amount, nor prevent the exercise of any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for 3 consecutive installments of Base Rent, then notwithstanding any provision of this Lease to the contrary, Base Rent shall, at Lessor’s option, become due and payable quarterly in advance.

13.5        Interest.   Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor, when due as to scheduled payments (such as Base Rent) or within 30 days following the date on which it was due for non-scheduled payment, shall bear interest from the date when due, as to scheduled payments, or the 31st day after it was due as to non-scheduled payments.. The interest (“Interest”) charged shall be computed at the rate of 10% per annum but shall not exceed the maximum rate allowed by law.  Interest is payable in addition to the potential late charge provided for in Paragraph 13.4.

13.6        Breach by Lessor.

(a) Notice of Breach.  Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor.  For purposes of this Paragraph, a reasonable time shall in no event be less than 30 days after receipt by Lessor, and any Lender whose name and address shall have been furnished Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor’s obligation is such that more than 30 days are reasonably required for its performance, then Lessor shall not be in breach if performance is commenced within such 30 day period and thereafter diligently pursued to completion.

(b) Performance by Lessee on Behalf of Lessor.  In the event that neither Lessor nor Lender cures said breach within 30 days after receipt of said notice, or if having commenced said cure they do not diligently pursue it to completion, then Lessee may elect to cure said breach at Lessee’s expense and offset from Rent the actual and reasonable cost to perform such cure, ~~provided, however, that such offset shall not exceed an~~

/s/N.M.	/s/J.W.
INITIALS	INITIALS

~~amount equal to the greater of one month’s Base Rent or the Security Deposit,~~ reserving Lessee’s right to seek reimbursement from Lessor.  Lessee shall document the cost of said cure and supply said documentation to Lessor.

14.           Condemnation.  If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (collectively “Condemnation”), this Lease shall terminate as to the part taken as of the date the condemning authority takes title or possession, whichever first occurs.  If more than 10% of the Building, or more than 25% of that portion of the Premises not occupied by any building, is taken by Condemnation, Lessee may, at Lessee’s option, to be exercised in writing within 10 days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within 10 days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession.  If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in proportion to the reduction in utility of the Premises caused by such Condemnation.  Condemnation awards and/or payments shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold, the value of the part taken, or for severance damages; provided, however, that Lessee shall be entitled to any compensation for Lessee’s relocation expenses, loss of business goodwill and/or Trade Fixtures, without regard to whether or not this Lease is terminated pursuant to the provisions of this Paragraph.  All Alterations and Utility Installations made to the Premises by Lessee, for purposes of Condemnation only, shall be considered the property of the Lessee and Lessee shall be entitled to any and all compensation which is payable therefor.  In the event that this Lease is not terminated by reason of the Condemnation, Lessor shall repair any damage to the Premises caused by such Condemnation.

15.           Brokerage Fees.

15.1                Additional Commission.  In addition to the payments owed pursuant to Paragraph 1.9 above, and unless Lessor and the Brokers otherwise agree in writing, Lessor agrees that:  (a) if Lessee exercises any Option, (b) if Lessee acquires any rights to the Premises or other premises owned by Lessor and located within the same Project, if any, within which the Premises is located, (c) if Lessee remains in possession of the Premises, with the consent of Lessor, after the expiration of this Lease, or (d) if Base Rent is increased, whether by agreement or operation of an escalation clause herein, then, Lessor shall pay Brokers a fee in accordance with the fee schedule of the Brokers in effect at the time the Lease was executed.

15.2                Assumption of Obligations.  Any buyer or transferee of Lessor’s interest in this Lease shall be deemed to have assumed Lessor’s obligation hereunder.  Brokers shall be third party beneficiaries of the provisions of Paragraphs 1.9, 15, 22 and 31.  If Lessor fails to pay to Brokers any amounts due as and for brokerage fees pertaining to this Lease when due, then such amounts shall accrue Interest.  In addition, if Lessor fails to pay any amounts to Lessee’s Broker when due, Lessee’s Broker may send written notice to Lessor and Lessee of such failure and if Lessor fails to pay such amounts within 10 days after said notice, Lessee shall pay said monies to its Broker and offset such amounts against Rent.  In addition, Lessee’s Broker shall be deemed to be a third party beneficiary of any commission agreement entered into by and/or between Lessor and Lessor’s Broker for the limited purpose of collecting any brokerage fee owed.

15.3                Representations and Indemnities of Broker Relationships.  Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder (other than the Brokers, if any) in connection with this Lease, and that no one other than said named Brokers is entitled to any commission or finder’s fee in connection herewith.  Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, attorneys’ fees reasonably incurred with respect thereto.

16.           Estoppel Certificates.

(a) Each Party (as “Responding Party”)  shall within 10 days after written notice from the other Party (the “Requesting Party”) execute, acknowledge and deliver to the Requesting Party a statement in writing in form similar to the then most current “Estoppel Certificate” form published by the AIR Commercial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

(b) If the Responding Party shall fail to execute or deliver the Estoppel Certificate within such 10 day period, the Requesting Party may execute an Estoppel Certificate stating that: (i) the Lease is in full force and effect without modification except as may be represented by the Requesting Party, (ii) there are no uncured defaults in the Requesting Party’s performance, and (iii) if Lessor is the Requesting Party, not more than one month’s rent has been paid in advance. Prospective purchasers and encumbrancers may rely upon the Requesting Party’s Estoppel Certificate, and the Responding Party shall be estopped from denying the truth of the facts contained in said Certificate.

(c) If Lessor desires to finance, refinance, or sell the Premises, or any part thereof, Lessee and all Guarantors shall deliver to any potential lender or purchaser designated by Lessor such financial statements as may be reasonably required by such lender or purchaser, including but not limited to Lessee’s financial statements for the past 3 years.  All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17.           Definition of Lessor.   The term “Lessor” as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or, if this is a sublease, of the Lessee’s interest in the prior lease.  In the event of a transfer of Lessor’s title or interest in the Premises or this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor.  Except as provided in Paragraph 15, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor so long as such transferee or Assignee shall assume the prior Lessor’s obligations hereunder.  Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined.  Lessor shall not transfer or assign its interest in this Lease prior to substantial completion of the Building.

18.           Severability.  The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19.           Days.  Unless otherwise specifically indicated to the contrary, the word “days” as used in this Lease shall mean and refer to calendar days.

20.           Limitation on Liability.   The obligations of Lessor under this Lease shall not constitute personal obligations of Lessor or its partners, members, directors, officers or shareholders, and Lessee shall look to the Premises, and to no other assets of Lessor, for the satisfaction of any liability of Lessor with respect to this Lease, and shall not seek recourse against Lessor’s partners, members, directors, officers or shareholders, or any

/s/N.M.	/s/J.W.
INITIALS	INITIALS

of their personal assets for such satisfaction.

21.          Time of Essence.  Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

22.           No Prior or Other Agreements; Broker Disclaimer.  This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective.  Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the use, nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party.  The liability (including court costs and attorneys’ fees), of any Broker with respect to negotiation, execution, delivery or performance by either Lessor or Lessee under this Lease or any amendment or modification hereto shall be limited to an amount up to the fee received by such Broker pursuant to this Lease; provided, however, that the foregoing limitation on each Broker’s liability shall not be applicable to any gross negligence or willful misconduct of such Broker.

23.           Notices.

23.1         Notice Requirements.  All notices required or permitted by this Lease or applicable law shall be in writing and may be delivered in person (by hand or by courier) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party’s signature on this Lease shall be that Party’s address for delivery or mailing of notices.  Either Party may by written notice to the other specify a different address for notice, except that upon Lessee’s taking possession of the Premises, the Premises shall constitute Lessee’s address for notice. A copy of all notices to Lessor shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate in writing.

23.2         Date of Notice.  Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon.  If sent by regular mail the notice shall be deemed given 48 hours after the same is addressed as required herein and mailed with postage prepaid.  Notices delivered by United States Express Mail or overnight courier that guarantee next day delivery shall be deemed given 24 hours after delivery of the same to the Postal Service or courier.  Notices transmitted by facsimile transmission or similar means shall be deemed delivered upon telephone confirmation of receipt (confirmation report from fax machine is sufficient), provided a copy Is also delivered via delivery or mail.  If notice is received on a Saturday, Sunday or legal holiday, it shall be deemed received on the next business day.

24.          Waivers.  No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or of any other term, covenant or condition hereof. Lessor’s consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor’s consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent.   The acceptance of Rent by Lessor shall not be a waiver of any Default or Breach by Lessee.  Any payment by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith. which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25.           Disclosures Regarding The Nature of a Real Estate Agency Relationship.

(a)           When entering into a discussion with a real estate agent regarding a real estate transaction, a Lessor or Lessee should from the outset understand what type of agency relationship or representation it has with the agent or agents in the transaction.  Lessor and Lessee acknowledge being advised by the Brokers in this transaction, as follows:

(i)           Lessor’s Agent.  A Lessor’s agent under a listing agreement with the Lessor acts as the agent for the Lessor only.  A Lessor’s agent or subagent has the following affirmative obligations:  To the Lessor:  A fiduciary duty of utmost care, integrity, honesty, and loyalty in dealings with the Lessor. To the Lessee and the Lessor: a. Diligent exercise of reasonable skills and care in performance of the agent’s duties. b. A duty of honest and fair dealing and good faith. c. A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the Parties. An agent is not obligated to reveal to either Party any confidential information obtained from the other Party which does not involve the affirmative duties set forth above.

(ii)            Lessee’s Agent.  An agent can agree to act as agent for the Lessee only.  In these situations, the agent Is not the Lessor’s agent, even if by agreement the agent may receive compensation for services rendered, either in full or in part from the Lessor.  An agent acting only for a Lessee has the following affirmative obligations.  To the Lessee:  A fiduciary duty of utmost care, integrity, honesty, and loyalty in dealings with the Lessee.  To the Lessee and the Lessor:  a. Diligent exercise of reasonable skills and care in performance of the agent’s duties.   b. A duty of honest and fair dealing and good faith.  c. A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the Parties.  An agent is not obligated to reveal to either Party any confidential information obtained from the other Party which does not involve the affirmative duties set forth above.

(iii)           Agent Representing Both Lessor and Lessee.  A real estate agent, either acting directly or through one or more associate licenses, can legally be the agent of both the Lessor and the Lessee in a transaction, but only with the knowledge and consent of both the Lessor and the Lessee. In a dual agency situation, the agent has the following affirmative obligations to both the Lessor and the Lessee: a. A fiduciary duty of utmost care, integrity, honesty and loyalty in the dealings with either Lessor or the Lessee.  b. Other duties to the Lessor and the Lessee as stated above in subparagraphs (i) or (ii). In representing both Lessor and Lessee, the agent may not without the express permission of the respective Party, disclose to the other Party that the Lessor will accept rent in an amount less than that indicated in the listing or that the Lessee is willing to pay a higher rent than that offered. The above duties of the agent in a real estate transaction do not relieve a Lessor or Lessee from the responsibility to protect their own interests.  Lessor and Lessee should carefully read all agreements to assure that they adequately express their understanding of the transaction.  A real estate agent is a person qualified to advise about real estate. If legal or tax advice is desired, consult a competent professional.

(b)           Brokers have no responsibility with respect to any default or breach hereof by either Party.  The liability (including court costs and attorneys’ fees), of any Broker with respect to any breach of duty, error or omission relating to this Lease shall not exceed the fee received by

/s/N.M.	/s/J.W.
INITIALS	INITIALS

such Broker pursuant to this Lease: provided, however, that the foregoing limitation on each Broker’s liability shall not be applicable to any gross negligence or willful misconduct of such Broker.

(c)           Lessor and Lessee agree to identify to Brokers as “Confidential” any communication or information given Brokers that is considered by such Party to be confidential.

26.           No Right To Holdover.  Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or termination of this Lease.  In the event that Lessee holds over, then the Base Rent shall be increased to 150% of the Base Rent applicable immediately preceding the expiration or termination. Nothing contained herein shall be construed as consent by Lessor to any holding over by Lessee.

27.          Cumulative Remedies.  No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28.           Covenants and Conditions; Construction of Agreement.  All provisions of this Lease to be observed or performed by Lessee or Lessor are both covenants and conditions.  In construing this Lease, all headings and titles are for the convenience of the Parties only and shall not be considered a part of this Lease.  Whenever required by the context, the singular shall include the plural and vice versa.  This Lease shall not be construed as if prepared by one of the Parties, but rather according to its fair meaning as a whole, as if both Parties had prepared it.

29.           Binding Effect; Choice of Law.  This Lease shall be binding upon the Parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located.  Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30.           Subordination; Attornment; Non-Disturbance.

30.1         Subordination.  This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, “Security Device”), now or hereafter placed upon the Premises, to any and all advances made on the security thereof, and to all renewals, modifications, and extensions thereof.  Lessee agrees that the holders of any such Security Devices (in this Lease together referred to as “Lender”)  shall have no liability or obligation to perform any of the obligations of Lessor under this Lease.  Any Lender may elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device by giving written notice thereof to Lessee, whereupon this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof. See Addendum, Paragraph 64.

30.2         Attornment.   In the event that Lessor transfers title to the Premises, or the Premises are acquired by another upon the foreclosure or termination of a Security Device to which this Lease is subordinated (i) Lessee shall, subject to the non-disturbance provisions of Paragraph 30.3, attorn to such new owner, and upon request, enter into a new lease, containing all of the terms and provisions of this Lease, with such new owner for the remainder of the term hereof, or, at the election of such new owner, this Lease shall automatically become a new Lease between Lessee and such new owner, upon all of the terms and conditions hereof, for the remainder of the term hereof, and (ii) Lessor shall thereafter be relieved of any further obligations hereunder and such new owner shall assume all of Lessor’s obligations hereunder, except that such new owner shall not: ~~(a) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership; (b) be subject to any offsets or defenses which Lessee might have against any prior lessor, (c)~~ (a) be bound by prepayment of more than one month’s rent, or ~~(d)~~ (b) be liable for the return of any security deposit paid to any prior lessor.

30.3         Non-Disturbance.    With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee’s subordination of this Lease shall be subject to receiving a commercially reasonable non-disturbance agreement (a “Non-Disturbance Agreement”) from the Lender which Non-Disturbance Agreement provides that Lessee’s possession of the Premises, and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises. Further, within 60 days after the execution of this Lease, Lessor shall use its commercially reasonable efforts to obtain a Non-Disturbance Agreement from the holder of any pre-existing Security Device which is secured by the Premises. In the event that Lessor is unable to provide the Non-Disturbance Agreement within said 60 days, then Lessee may, at Lessee’s option, directly contact Lender and attempt to negotiate for the execution and delivery of a Non-Disturbance Agreement.

30.4         Self-Executing.  The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that, upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any subordination, attornment and/or Non-Disturbance Agreement provided for herein.

31.          Attorneys’ Fees.  If any Party or Broker brings an action or proceeding involving the Premises whether founded in tort, contract or equity, or to declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys’ fees.  Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding Is pursued to decision or judgment.  The term, “Prevailing Party” shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorneys’ fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys’ fees reasonably incurred.  In addition, Lessor shall be entitled to attorneys’ fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach ($200 is a reasonable minimum per occurrence for such services and consultation).

32.           Lessor’s Access; Showing Premises; Repairs.  Lessor and Lessor’s agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times after reasonable prior notice for the purpose of showing the same to prospective purchasers, lenders, or tenants, and making such alterations, repairs, improvements or additions to the Premises as Lessor may deem necessary or desirable and the erecting, using and maintaining of utilities, services, pipes and conduits through the Premises and/or other premises as long as there is no material adverse effect to Lessee’s use of the Premises.  All such activities shall be without abatement of rent or liability to Lessee.

/s/N.M.	/s/J.W.
INITIALS	INITIALS

33.           Auctions.  Lessee shall not conduct, nor permit to be conducted, any auction upon the Premises without Lessor’s prior written consent. Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to permit an auction.

34.           Signs.  Lessor may place on the Premises ordinary “For Sale” signs at any time and ordinary “For Lease” signs during the last 6 months of the term hereof.  Except for ordinary “for sublease” signs, Lessee shall not place any sign upon the Premises without Lessor’s prior written consent. All signs must comply with all Applicable Requirements. Lessor may place exterior signs on the Premises so long as such signs comply with all Applicable Requirements.

35.           Termination; Merger.  Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, that Lessor may elect to continue any one or all existing subtenancies.  Lessor’s failure within 10 days following any such event to elect to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor’s election to have such event constitute the termination of such interest.

36.           Consents.  Except as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed.  Lessor’s actual reasonable costs and expenses (including but not limited to architects’, attorneys’, engineers’ and other consultants’ fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent, including but not limited to consents to an assignment, a subletting or the presence or use of a Hazardous Substance, shall be paid by Lessee upon receipt of an invoice and supporting documentation therefor.  Lessor’s consent to any act, assignment or subletting shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent. The failure to specify herein any particular condition to Lessor’s consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given. In the event that either Party disagrees with any determination made by the other hereunder and reasonably requests the reasons for such determination, the determining party shall furnish its reasons in writing and in reasonable detail within 10 business days following such request.

~~37.           Guarantor.~~

~~37.1         Execution.  The Guarantors, if any, shall each execute a guaranty in the form most recently published by the AIR Commercial Real Estate Association, and each such Guarantor shall have the same obligations as Lessee under this Lease.~~

~~37.2         Default.   It shall constitute a Default of the Lessee if any Guarantor fails or refuses, upon request to provide:  (a) evidence of the execution of the guaranty, including the authority of the party signing on Guarantor’s behalf to obligate Guarantor, and in the case of a corporate Guarantor, a certified copy of a resolution of its board of directors authorizing the making of such guaranty, (b) current financial statements, (c) an Estoppel Certificate, or (d) written confirmation that the guaranty is still in effect.~~

38.           Quiet Possession.   Subject to payment by Lessee of the Rent and performance of all of the covenants, conditions and provisions on Lessee’s part to be observed and performed under this Lease, Lessee shall have quiet possession and quiet enjoyment of the Premises during the term hereof.

39.           Options.  If Lessee is granted an Option, as defined below, then the following provisions shall apply:

39.1         Definition.  “Option” shall mean: (a) the right to extend the term of or renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal or first offer to lease either the Premises or other property of Lessor; (c) the right to purchase or the right of first refusal to purchase the Premises or other property of Lessor.

39.2         ~~Options Personal To Original Lessee.   Any Option granted to Lessee in this Lease is personal to the original Lessee, and cannot be assigned or exercised by anyone other than said original Lessee and only while the original Lessee is in full possession of the Premises and, if requested by Lessor, with Lessee certifying that Lessee has no intention of thereafter assigning or subletting.~~ see Addendum, Paragraph 66.

39.3     Multiple Options.  In the event that Lessee has any multiple Options to extend or renew this Lease, a later Option cannot be exercised unless the prior Options have been validly exercised.

39.4     Effect of Default on Options.

(a) Lessee shall have no right to exercise an Option: (i) during the period commencing with the giving of any notice of Default and continuing until said Default is cured, (ii) during the period of time any Rent is unpaid (without regard to whether notice thereof is given Lessee), (iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessee has been given 3 or more notices of separate Default, whether or not the Defaults are cured, during the 12 month period immediately preceding the exercise of the Option.

(b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee’s inability to exercise an Option because of the provisions of Paragraph 39.4(a).

(c) An Option shall terminate and be of no further force or effect, notwithstanding Lessee’s due and timely exercise of the Option, if, after such exercise and prior to the commencement of the extended term or completion of the purchase, (i) Lessee fails to pay Rent for a period of 30 days after such Rent becomes due (without any necessity of Lessor to give notice thereof), or (ii) if Lessee commits a Breach of this Lease.

40.           Multiple Buildings.  If the Premises are a part of a group of buildings controlled by Lessor, Lessee agrees that it will abide by and conform to all reasonable rules and regulations which Lessor may make from time to time for the management, safety, and care of said properties, including the care and cleanliness of the grounds and including the parking, loading and unloading of vehicles, and to cause its employees, suppliers, shippers, customers, contractors and invitees to so abide and conform. Lessee also agrees to pay its fair share of common expenses incurred in connection with such rules and regulations.

41.           Security Measures.  Lessee hereby acknowledges that the Rent payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same.  Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

/s/N.M.	/s/J.W.
INITIALS	INITIALS

42.          Reservations.  Lessor reserves to itself the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee.  Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43.           Performance Under Protest.  If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment “under protest” and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum.  If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay.

44.           Authority; Multiple Parties; Execution.

(a)                         If either Party hereto is a corporation, trust, limited liability company, partnership, or similar entity, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. Each party shall, within 30 days after request, deliver to the other party satisfactory evidence of such authority.

(b)                         If this Lease is executed by more than one person or entity as “Lessee”, each such person or entity shall be jointly and severally liable hereunder.  It is agreed that any one of the named Lessees shall be empowered to execute any amendment to this Lease, or other document ancillary thereto and bind all of the named Lessees, and Lessor may rely on the same as if all of the named Lessees had executed such document.

(c)                                 This Lease may be executed by the Parties in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

45.          Conflict.   Any conflict between the printed provisions of this Lease and typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46.          Offer.  Preparation of this Lease by either Party or their agent and submission of same to the other Party shall not be deemed an offer to lease to the other Party. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

47.          Amendments.  This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification.  As long as they do not materially change Lessee’s obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by a Lender in connection with the obtaining of normal financing or refinancing of the Premises.

48.           Waiver of Jury Trial.  THE PARTIES HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING INVOLVING THE PROPERTY OR ARISING OUT OF THIS AGREEMENT.

49.           Arbitration of Disputes.   An Addendum requiring the Mediation and/or the Arbitration of all disputes between the Parties and/or Brokers arising out of this Lease ☒  is ☐  is not attached to this Lease.

50.           Accessibility; Americans with Disabilities Act.  Since compliance with the Americans with Disabilities Act (ADA) is dependent upon Lessee’s specific use of the Premises, Lessor makes no warranty or representation as to whether or not the Premises comply with ADA or any similar legislation.  In the event that Lessee’s use of the Premises requires modifications or additions to the Premises in order to be in ADA compliance, Lessee agrees to make any such necessary modifications and/or additions at Lessee’s expense.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO.  THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

ATTENTION:  NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AIR COMMERCIAL REAL ESTATE ASSOCIATION OR BY ANY BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

1. SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

2.   RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES.  SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PREMISES, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PREMISES FOR LESSEE’S INTENDED USE.

WARNING:  IF THE PREMISES IS LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE LEASE MAY NEED TO BE REVISED TO COMPLY WITH THE LAWS OF THE STATE IN WHICH THE PREMISES IS LOCATED.

/s/N.M.	/s/J.W.
INITIALS	INITIALS

The parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.

Executed at: Newport Beach, California	Executed at:
On:	On:

By LESSOR:	By LESSEE:
San Clemente Business Park, LLC a California Limited Liability Company	Cameron Health, Inc., a Delaware Corporation

By: /s/Nasser Mehdizadeh	By: /s/Jay A Warren
Name Printed: Nasser Mehdizadeh	Name Printed: Jay A Warren
Title: Manager	Title: President & CEO
By:	By:
Name Printed:	Name Printed:
Title:	Title:
Address:	Address:

Telephone:	Telephone:
Facsimile:	Facsimile:
Federal ID No.	Federal ID No.

BROKER:	BROKER:

Attn:	Attn:
Title:	Title:
Address:	Address:

Telephone:	Telephone:

Facsimile:	Facsimile:
Federal ID No.	Federal ID No.

NOTE: These forms are often modified to meet the changing requirements of law and industry needs.  Always write or call to make sure you are utilizing the most current form: AIR COMMERCIAL REAL ESTATE ASSOCIATION, 700 So. Flower Street, Suite 600, Los Angeles, California 90017.  (213) 687-8777.  Fax No. (213) 687-8616

© Copyright 2001 - By AIR Commercial Real Estate Association. All rights reserved.

No part of these works may be reproduced in any form without permission in writing.

/s/N.M.	/s/J.W.
INITIALS	INITIALS

EXHIBIT B

BILL OF SALE

For and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration (including the Sublessee’s execution of the Sublease), the receipt and sufficiency of which are hereby acknowledged, Boston Scientific Corporation, a Delaware corporation (“Seller”), does hereby assign, grant, bargain, sell, transfer, convey, and deliver to Glaukos Corporation, a         corporation (“Purchaser”), all of Seller’s right, title and interest in and to the assets of Seller (collectively, the “Assets”) described on Exhibit A attached hereto and incorporated herein by reference, to have and to hold the same by Purchaser and its successors and assigns.

Seller represents and warrants that it holds title to the Assets free and clear of any and all Liens.  Except for the foregoing representation and warranty, Seller transfers the Assets, “As Is”, “Where Is” and “With All Faults” and without recourse.

Capitalized terms used in this Bill of Sale and in Schedule 1 attached hereto and not otherwise defined herein or therein shall have the meaning ascribed thereto in that certain Sublease Agreement, dated as of                  , 2015, between Seller and Purchaser.

SELLER:

Boston Scientific Corporation

By:	/s/ Paul Donhauser
Name:	Paul Donhauser
Title:	Director, Global Real Estate, Facilities,
Operations and Environmental Health & Safety

Schedule 1

to Bill of Sale

Assets

[to be attached]

Schedule 10.3

(Approved Alterations)

Schedule 10.4

(FF&E)